As filed with the Securities and Exchange Commission on February 27, 2015.

1933 Act Registration No. 333-170606
1940 Act Registration No. 811-22495

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No. [ ]		[ ]

Post-Effective Amendment No. 9		[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No. 10		[X]

CURIAN SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

7601 Technology Way, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (877) 847-4143

7601 Technology Way, Denver, Colorado 80237
(Mailing Address)

with a copy to:
Diana R. Gonzalez, Esq.	K&L Gates LLP
Curian Series Trust	70 West Madison Street
Assistant Vice President	Suite 3100
225 West Wacker Drive	Chicago, Illinois 60602-4207
Suite 1200	Attn: Alan Goldberg
Chicago, Illinois 60606

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b)

[ ]	on February 27, 2015 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on __________ pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

[X]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PROSPECTUS

February 27, 2015

CURIAN SERIES TRUST®

This Prospectus provides you with the basic information you should know before investing in the Curian Series Trust (“Trust”).

Curian/PIMCO Income Fund
Curian/PIMCO Total Return Fund
Curian/WMC International Equity Fund

For more detailed information about the Trust and the Funds, see the Trust’s Statement of Additional Information (“SAI”) dated February 27, 2015 , which is incorporated by reference into (which means it legally is a part of) this Prospectus.

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

I.	Summary Overview Of Each Fund

	Investment Objectives, Expenses, Portfolio Turnover, Principal Investment Strategies, Principal Risks of Investing in the Fund, Performance and Portfolio Management	1

	Curian/PIMCO Income Fund	1
	Curian/PIMCO Total Return Fund	6
	Curian/WMC International Equity Fund	11

II.	Additional Information About Each Fund	15

	Purchase and Redemption of Fund Shares, Tax Information , and Payments to Financial Intermediaries	15

	Investment Objectives, Principal Investment Strategies, Principal Risks of Investing in the Fund, Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund and the Sub-Adviser and Portfolio Management

	Curian/PIMCO Income Fund	16
	Curian/PIMCO Total Return Fund	19
	Curian/WMC International Equity Fund	22

III.	More About the Funds	24

IV.	Glossary of Risks	27

V.	Management of the Trust	35
	Investment Adviser; Advisory Fee; Sub-Advisory Arrangements

	Administrative Fee	37

	The Distributor	37

	Investment in Fund Shares	37

	Opening an Account	38

	Purchasing and Redeeming Shares	38

	Execution of Orders	40

	Disclosure of Portfolio Securities	40

	Dividends and Distributions	40

	Distribution and Servicing Arrangements	40

	Taxation	41

VI.	Financial Highlights	43

	The Financial Highlights Tables Will Help You Understand A Fund’s Financial Performance For The Past Five Years, Or For The Life Of The Fund, If Shorter.

VII.	Privacy Policy Statement

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Curian/PIMCO Income Fund

Investment Objective. The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses 1	0.6 4%
Total Annual Fund Operating Expenses	1.0 4%
Less Waiver/Reimbursement 2	(0.1 9 )%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	0.85%

(1)	“Other Expenses” include an Administration Fee of 0.60%, which is payable to Curian Capital, LLC® (“Curian Capital” or the “Adviser”).
(2)
Curian Capital agrees to waive its Management Fee and reduce the Administration Fee payable to it and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) of 0.85%. This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. In addition to the fee waiver, Curian Capital will voluntarily waive all of the management and administrative fees paid by the Curian/PIMCO Income Fund to Curian Capital. This fee waiver will continue until terminated by Curian Capital.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$87	$3 12	$5 56	$1,2 54

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141 % of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities and financial instruments, which may be represented by forwards or derivatives such as options, futures contracts , or swap agreements. Assets not invested in investment grade corporate fixed income securities and financial instruments designed to provide exposure to such securities may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities , and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays U.S. Credit Index, as calculated by Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), the Fund’s sub-adviser, which as of December 31, 2014 was 6.47 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality (except the Fund may invest in mortgage-related securities rated below B). Investment grade debt securities are rated Baa or higher by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts , or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information (“SAI”). The Fund may purchase or sell securities on a when-issued, delayed delivery , or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund seeks “total return” through income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived frolm, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile , and equity securities generally have greater price volatility than fixed-income securities . The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Fixed income risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the prices of bonds and other fixed income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

2

•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Investment strategy risk –  The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions .

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit additional volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•
Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.

•
Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•
Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

3

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources or their legal right to support from the U.S. Treasury.

•
When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

Annual Total Returns as of December 31

In the periods shown in the chart, the Fund’s highest quarterly return was 3.88% (3rd quarter of 2012) and lowest quarterly return was -4.82% (2nd quarter of 2013).

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (November 2, 2011)
Curian/PIMCO Income Fund
Return Before Taxes	8.52%	5.94%
Return After Taxes on Distributions	6.20%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.85%	3.86%
Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	7.53%	4.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management.

Investment Adviser:
Curian Capital, LLC

4

Sub-Adviser:
Pacific Investment Management Company LLC

Portfolio Manager:
Name:	Joined Fund Management Team In:	Title:
Mark R. Kiesel	November 2011	Managing Director, PIMCO

For more information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 15 .

5

Curian/PIMCO Total Return Fund

Investment Objective. The investment objective of the Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.3 8%
Other Expenses 1	0.62%
Total Annual Fund Operating Expenses	1.00%
Less Waiver/Reimbursement 2	(0. 20 )%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	0.80%

(1)	“Other Expenses” include an Administration Fee of 0.60%, which is payable to Curian Capital, LLC® (“Curian Capital” or the “Adviser”).
(2)
Curian Capital agrees to waive its Management Fee and reduce the Administration Fee payable to it and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) of 0.80%. This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. In addition to the fee waiver, Curian Capital will voluntarily waive all of the management and administrative fees paid by the Curian/PIMCO Total Return Fund to Curian Capital. This fee waiver will continue until terminated by Curian Capital.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$82	$29 9	$5 33	$1, 206

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 410 % of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities and financial instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities , and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), the Fund’s sub-adviser, which as of December 31, 2014 was 4.87 years. Duration is a measure of expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts , or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s Prospectus and Statement of Additional Information (“SAI”). The Fund may purchase or sell securities on a when-issued basis, delayed delivery , or forward commitment basis and may engage in short sales.

The Fund invests primarily in investment grade debt securities but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality (except the Fund may invest in mortgage-related securities rated below B).

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund normally will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of the Fund’s total assets.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or

6

improving credit fundamentals for a particular sector or security.

The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities , or other equity related securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile , and equity securities generally have greater price volatility than fixed-income securities . The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Fixed income risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the prices of bonds and other fixed income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product,

7

reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.
•
High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Investment strategy risk –  The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit additional volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•
Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.

•
Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•
Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

8

•
TIPS and inflation-linked bonds risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources or their legal right to support from the U.S. Treasury.

•
When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

Annual Total Returns as of December 31

In the periods shown in the chart, the Fund’s highest quarterly return was 2.55% (3rd quarter of 2012) and lowest quarterly return was -3.35% (2nd quarter of 2013).

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (November 2, 2011)
Curian/PIMCO Total Return Fund
Return Before Taxes	4.50%	3.53%
Return After Taxes on Distributions	2.56%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	2.18%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	2.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are
9

not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management.

Investment Adviser:
Curian Capital, LLC

Sub-Adviser:
Pacific Investment Management Company LLC

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Mark R. Kiesel	September 2014	Managing Director & Chief Investment Officer Global Credit, PIMCO
Scott A. Mather	September 2014	Managing Director & Chief Investment Officer U.S. Core Strategies, PIMCO
Mihir P. Worah	September 2014	Managing Director & Chief Investment Officer Return and Asset Allocation, PIMCO

For more information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 15 .

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Curian/WMC International Equity Fund

Investment Objective. The investment objective of the Fund is to seek long-term growth of capital.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.5 8%
Other Expenses 1	0.87%
Total Annual Fund Operating Expenses	1.4 5%
Less Waiver/Reimbursement 2	(0.1 3 )%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	1.32%

(1)	“Other Expenses” include an Administration Fee of 0.85% which is payable to Curian Capital, LLC® (“Curian Capital” or the “Adviser”).
(2)
Curian Capital agrees to waive its Management Fee and reduce the Administration Fee payable to it and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) of 1.32%. This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. In addition to the fee waiver, Curian Capital will voluntarily waive all of the management and administrative fees paid by the Curian/WMC International Equity Fund to Curian Capital. This fee waiver will continue until terminated by Curian Capital.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$134	$44 6	$78 0	$1,7 2 4

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96 % of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 80% of its assets in stocks, including 65% in stock issued by non-U.S. companies that trade in foreign markets. The Fund diversifies its investments in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The Fund may invest in the securities of companies that are domiciled in emerging markets; however, the Fund’s exposure to emerging markets will not be greater than 10% above the emerging markets exposure of the Morgan Stanley Capital International All Country World ex US Index (“MSCI AC World ex US Index”). Emerging markets are defined as those countries that are included in the MSCI Emerging Markets Index. The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances, the Fund invests primarily in mid- and large-capitalization companies. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”), conducts fundamental research on individual companies to identify securities for purchase or sale. As of December 31, 2014, the market capitalization range of the MSCI AC World ex US Index was $628 million to $257 billion. The currency exposure of the Fund is typically unhedged, although currency hedging and the use of certain derivatives may be employed to seek to protect or enhance the Fund’s investments at the discretion of the portfolio manager.

The Fund may trade securities actively.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time and can reduce returns.

•
Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a

11

number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile , and equity securities generally have greater price volatility than fixed-income securities . The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

•
Investment strategy risk –  The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•	Large-capitalization investing risk – Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.
•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources

12

or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

•	Portfolio turnover risk – Active trading may increase transaction costs, which may reduce performance and also may increase realized short-term capital gains and losses.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

Annual Total Returns as of December 31

In the periods shown in the chart, the Fund’s highest quarterly return was 13.35% (1st quarter of 2012) and lowest quarterly return was -5.94% (2nd quarter of 2012).

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (November 2, 2011)
Curian/WMC International Equity Fund
Return Before Taxes	-4.10%	9.54%
Return After Taxes on Distributions	-5.21%	8.43%
Return After Taxes on Distributions and Sale of Fund Shares	-1.26%	7.43%
Morgan Stanley Capital International All Country World ex US Index (reflects no deduction for fees, expenses or taxes)	-3.87%	7.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management.

Investment Adviser:
Curian Capital, LLC

Sub-Adviser:
Wellington Management Company LLP

13

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Nicolas M. Choumenkovitch	November 2011	Senior Managing Director and Equity Portfolio Manager, Wellington Management
Tara Connolly Stilwell, CFA	November 2011	Vice President and Equity Portfolio Manager, Wellington Management

For more information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 15 .

14

ADDITIONAL INFORMATION ABOUT EACH FUND

Purchase and Redemption of Fund Shares. Shares of the Funds may be purchased only on behalf of clients in Curian Capital’s managed account program; investors may not initiate purchase or redemption orders in the Funds directly. There is no minimum investment for initial or subsequent purchases of Fund shares; however, there is a minimum investment requirement for investing in Curian Capital’s managed account program. That minimum, along with instructions for investing in Curian Capital’s managed account program , are described in Curian Capital’s wrap fee brochure for that program.

Tax Information. The Funds normally distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you invest through a tax-deferred arrangement, the Funds’ distributions of ordinary income and capital gains may be taxable to you when you make taxable withdrawals.

Payments to Financial Intermediaries. Neither Curian Clearing LLC, the Distributor of the Funds, nor its affiliates have any distribution and servicing arrangements with third parties to sell shares of the Funds. Shares of the Funds are available only to clients in Curian Capital’s managed account program. Curian Capital may make payments to third party financial professionals who solicit clients to Curian Capital’s managed account program.

15

Curian/PIMCO Income Fund

Investment Objective. The Curian/PIMCO Income Fund (the “Fund”) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities and financial instruments, which may be represented by forwards or derivatives such as options, futures contracts , or swap agreements. Assets not invested in investment grade corporate fixed income securities and financial instruments designed to provide exposure to such securities may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities , and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays U.S. Credit Index, as calculated by Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), the Fund’s sub-adviser, which as of December 31, 2014 was 6.47 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities but may invest up to 15% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (except the Fund may invest in mortgage-related securities rated below B). Investment grade securities are rated Baa or higher by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts , or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s Prospectus or SAI. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Fund may purchase or sell securities on a when-issued, delayed delivery , or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund seeks “total return” through income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Consistent with the Fund’s investment policies, the Fund may invest in “Fixed Income Instruments,” which as used in this Prospectus includes:

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	Mortgage-backed and other asset-backed securities;
•	Inflation-indexed bonds issued both by governments and corporations;
•	Structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	Bank capital and trust preferred securities;
•	Loan participations and assignments;
•	Delayed funding loans and revolving credit facilities;
•	Bank certificates of deposit, fixed time deposits , and bankers’ acceptances;
•	Repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	Debt securities issued by states or local governments and their agencies, authorities , and other government-sponsored enterprises;
•	Obligations of non-U.S. governments or their subdivisions, agencies , and government-sponsored enterprises; and
•	Obligations of international agencies or supranational entities.

Securities issued by the U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for

16

a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Credit risk
•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Fixed income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Interest rate risk
•	Investment strategy risk
•	Issuer risk
•	Leverage risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mortgage-related and other asset-backed securities risk
•	Preferred stock risk
•	Repurchase agreements, purchase and sale contracts risk
•	Short sales risk
•	U.S. Government securities risk
•	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective , including:

•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk s and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is PIMCO, 840 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE . As of December 31, 2014, PIMCO had assets under management of $ 1,680.39 billion.

Mark R. Kiesel is CIO Global Credit and a managing director in PIMCO’s Newport Beach office. Mr. Kiesel is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named Mr. Kiesel Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. Mr. Kiesel has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication, and regularly appears in

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the financial media. Mr. Kiesel joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. Mr. Kiesel has 22 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. Mr. Kiesel received his undergraduate degree from the University of Michigan.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion of the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Trust’s Semi- Annual Report for the period ended April 30, 2014 .

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Curian/PIMCO Total Return Fund

Investment Objective. The investment objective of the Curian/PIMCO Total Return Fund (the “Fund”) is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of Fixed Income Instruments of varying maturities (all as described below) and financial instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), the Fund’s sub-adviser, which as of December 31, 2014 was 4.87 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts , or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this prospectus and SAI. The Fund may purchase or sell securities on a when-issued basis, delayed delivery , or forward commitment basis and may engage in short sales.

The Fund invests primarily in investment grade debt securities but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO, to be of comparable quality (except the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund normally will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of the Fund’s total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or SAI. The Fund may lend its portfolio securities to brokers, dealers , and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities , or other equity related securities.

Dollar rolls and buybacks are similar to reverse repurchase agreements. In a dollar roll, the dealer with which the Fund enters into a dollar roll transaction is not required to return the same securities as those originally sold by the Fund, but securities that are “substantially identical.” A sale   buyback is similar to a reverse repurchase agreement, except that in a sale   buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made in the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Consistent with the Fund’s investment policies, the Fund may invest in “Fixed Income Instruments,” which as used in this Prospectus includes:

•	Securities issued or guaranteed by the U.S. Government, its agencies , or government-sponsored enterprises (“U.S. Government Securities”);
•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	Mortgage-backed and other asset-backed securities;
•	Inflation-indexed bonds issued both by governments and corporations;
•	Structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	Bank capital and trust preferred securities;
•	Loan participations and assignments;
•	Delayed funding loans and revolving credit facilities;
•	Bank certificates of deposit, fixed time deposits , and bankers’ acceptances;
•	Repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	Debt securities issued by states or local governments and their agencies, authorities , and other government-sponsored enterprises;

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•	Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	Obligations of international agencies or supranational entities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Credit risk
•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Fixed income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Interest rate risk
•	Investment strategy risk
•	Issuer risk
•	Leverage risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mortgage-related and other asset-backed securities risk
•	Preferred stock risk
•	Repurchase agreements, purchase and sale contracts risk
•	Short sales risk
•	TIPS and inflation-linked bonds risk
•	U.S. Government securities risk
•	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The Fund seeks to consistently add value relative to the Barclays Capital U.S. Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Barclays Capital U.S. Aggregate Bond Index.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective , including:

•	Convertible securities risk
•	Counterparty risk
•	Portfolio turnover risk
•	Prepayment risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

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The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is PIMCO, 840 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31,2014, PIMCO had assets under management of $ 1,680.39 billion.

Mark R. Kiesel is CIO Global Credit and a managing director in PIMCO’s Newport Beach office. Mr. Kiesel is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named Mr. Kiesel Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. Mr. Kiesel has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. Mr. Kiesel joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. Mr. Kiesel has 23 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. Mr. Kiesel received his undergraduate degree from the University of Michigan.

Scott A. Mather is CIO U.S. Core Strategies and a managing director in PIMCO’s Newport Beach office. Mr. Mather is a member of PIMCO’s Investment Committee and a generalist portfolio manager. Previously, Mr. Mather was head of global portfolio management. Before that, Mr. Maher led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. Mr. Mather also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, Mr. Mather was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. Mr. Mather has 20 years of investment experience and holds a master’s degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Mihir P. Worah is CIO Return and Asset Allocation and a managing director in PIMCO’s Newport Beach office. Mr. Worah is a member of the Investment Committee, a generalist portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, Mr. Worah was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where Mr. Worah built models to explain the difference between matter and anti-matter. In 2012, Mr. Worah co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. Mr. Worah has 13 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion of the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Trust’s Semi-Annual Report for the period ended April 30, 2014.

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Curian/WMC International Equity Fund

Investment Objective. The investment objective of the Curian/WMC International Equity Fund (the “Fund”) is to seek long-term growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in stocks, including 65% in stock issued by non-U.S. companies that trade in foreign markets. The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The Fund may invest in securities of companies that are domiciled in emerging markets; however, the Fund’s exposure to emerging markets will generally not be greater than 10% above the emerging markets exposure of the Morgan Stanley Capital International All Country World ex US Index (“MSCI AC World ex US Index”). Emerging markets are defined as those countries that are included in the MSCI Emerging Markets Index. The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances,the Fund invests primarily in mid- and large-capitalization companies. The Fund may trade securities actively. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”), conducts fundamental research on individual companies to identify securities for purchase or sale. As of December 31, 2014, the market capitalization range of the MSCI AC World ex US Index was $628 million to $257 billion. The currency exposure of the Fund is typically unhedged, although currency hedging and the use of certain derivatives may be employed to seek to protect or enhance the Fund’s investments at the discretion of the portfolio manager.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The Fund seeks to invest in companies with underappreciated assets, improving or sustainable return on capital, and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as the Sub-Adviser’s analysts’ forward-looking estimates and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country, and sector weightings being secondary factors.

The Fund may trade securities actively.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Currency management strategies risk
•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment strategy risk
•	Large-capitalization investing risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Portfolio turnover risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

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Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective, including:

•	Exchange-traded funds investing risk
•	Investment in other investment companies risk
•	Liquidity risk
•	Small-capitalization investing risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is Wellington Management with principal offices located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a Delaware limited liability partnership and a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since inception. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since inception. Ms. Stilwell joined Wellington Management as an investment professional in 2008.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion of the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements is available in the Trust’s Semi-Annual Report for the period ended April 30, 2014.

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MORE ABOUT THE FUNDS

The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), before the effective date of any change in such a policy by a Fund which is subject to that Rule. Other non-fundamental policies may be changed by the Board of Trustees without shareholder approval or notice.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time a Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of a Fund’s assets invested in such securities to fall outside the parameters described above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities.

Derivatives - Asset Segregation. As an open-end investment company registered with the U.S. Securities and Exchange Commission (“SEC”), a Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, a Fund must “set aside” on its books (referred to sometimes as “asset segregation” or “coverage”) liquid assets, or engage in other SEC or SEC staff approved measures, to minimize leverage while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value of such contracts. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Glossary of Risks” below for leverage risk. A Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in governing law, rules, interpretations, U.S. Commodity Futures Trading Commission (“CFTC”) or CFTC staff positions, or SEC or SEC staff positions.

The Funds enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties. These transactions include, but are not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements. In such transactions, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open purchases and derivatives positions in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken. In such situations, the Funds set aside liquid assets on either of two bases. Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contract’s full notional value. Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i.e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value. In the latter situation, a Fund may employ leverage to a greater extent than under the former situation. Each Fund reserves the right to change its procedures for setting aside assets to comply with any change in governing law, rules, interpretations, or SEC or CFTC staff positions.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market-type investments or short-term liquid investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral.

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A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Cash and Cash Equivalents. The Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit, time deposits, issued by savings banks or savings associations); (d) securities of the U.S. Government, its agencies, or instrumentalities (including U.S. treasury bills) that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature or that may be redeemed in one year or less; (f) shares in commingled institutional liquidity funds, money market funds, or short-term bond funds; and (g) repurchase or reverse repurchase agreements.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

Cash Position. The Funds may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes and where purchases and redemptions (cash-flows) require, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Restrictions on the Use of Futures Contracts. The CFTC adopted amendments to Rule 4.5 under the Commodity Exchange Act (“CEA”) that significantly limit the ability of certain regulated entities, including registered investment companies and their advisers, such as the Funds of the Trust, and Curian Capital, to rely on an exclusion from registration with the National Futures Association (“NFA”) as a commodity pool operator (“CPO”). The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving commodity interests (including futures contracts, options on futures, and swaps). However, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses commodity interests solely for “bona fide hedging purposes,” or limits its use of commodity interests for non-bona fide hedging purposes to certain minimal amounts. With respect to each of the Funds offered by this Prospectus, Curian currently claims the exclusion under Rule 4.5 from the definition of the term CPO and, therefore, is not subject to registration or regulation as a CPO under the CEA.

Commodities Tax Risk. The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. Although, the Internal Revenue Service (the “IRS”) previously issued numerous private letter rulings that income and gain generated by investments in commodity-linked notes and income generated by investments in wholly owned foreign subsidiaries (“controlled foreign corporations”) that invest in commodity-linked derivative instruments constitute qualifying income under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, the IRS suspended the issuance of these rulings in 2011. If the IRS changes the position it took in those rulings and publishes an adverse determination relating to the treatment of such income and gain, certain Funds that invest in commodity-linked derivative instruments would likely need to significantly change their investment strategies.

Dodd-Frank (Regulatory) Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms. The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various securities, in particular, derivatives. The impact of these regulatory changes will be felt across industries for a number of years and will impact the Funds’ investments and the administration of the Funds. Securities in which the Funds invest may incur increased regulatory compliance costs and could be subject to regulatory action. The Funds may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Market Events.Turmoil in domestic and international markets may cause extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In response, governments throughout the world may undertake a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Failure to implement or an unexpected or quick reversal of such policies could increase volatility in the equity and debt markets.

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Sanctions Risk. From time to time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country or may limit investments in a sanctioned country. When sanctions are placed on a country, a Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and a Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk, and currency risk. A Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters and the resulting damage could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Technology disruptions. Markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon the performance of the Funds. Such circumstances may adversely impact the Funds’ operations or the performance of the fund’s investments in a single issuer, a group of issuers, or the market at-large. For example, cyber attacks on the Funds’ adviser, sub-advisers, and/or other service providers could cause business failures or delays in daily operations, and the Funds may not be able to process shareholder transactions or calculate an NAV per share. Cyber attacks also could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks also may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Funds’ investments. In certain cases, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Cyber attacks on the Funds’ sub-advisers and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share. In addition, cyber attacks could disrupt daily operations related to trading and portfolio management. Cyber attacks could impact the performance of the Funds.

Legislation and Regulatory Activities. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the shares of the Funds or the securities in which the Funds invest. Further, changing approaches to regulation may have a negative impact on certain securities held by the Funds. There can be no assurance that future legislation, regulation, or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the securities held by the Funds to achieve their business goals.

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GLOSSARY OF RISKS

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition,

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clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time and can reduce returns.

Currency risk – Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Derivatives risk – The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives are also subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect

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on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC, and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear. The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in emerging market securities tend to be more volatile than investments in developed countries.

Less developed countries, or frontier market countries, are emerging market countries that are considered to be among the smallest, least mature and least liquid. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility

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may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value (“NAV”); (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.

Fixed income risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates will generally cause the prices of bonds and other fixed income debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Longer maturity fixed income securities may be subject to greater price fluctuations than shorter maturity fixed income securities. Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default. The Fund may be subject to greater risks associated with rising interest rates in periods of historically low rates.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. Investments in emerging market countries and/or their securities markets may present market, credit,

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currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. An unanticipated default would result in a reduction in income, a decline in the market value of the related securities and a decline in value. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Interest rate risk – When interest rates increase, fixed income securities generally will decline in value. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments. However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

A Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

At times when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-capitalization investing risk – Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buybacks, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile. To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions. Such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. “Illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at price or value at which it is carried by the Fund. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk and prepayment (contraction) risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit additional volatility. This is known as extension risk. Rising interest rates and falling property prices may increase the likelihood that individuals and entities may fall behind or fail to make payments on their mortgages or other loans. This is referred to as default risk. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. In addition, a number of mortgage defaults could lead to a
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decline in the value of mortgage-backed and mortgage-related securities. There may also exist legal and documentation risk related to mortgage defaults. Mortgage-related securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can result in an unforeseen loss of interest income to a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is referred to as contraction risk.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral. An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Portfolio turnover risk – The Fund may actively trade securities or instruments in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase realized short-term capital gains and losses.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. In addition, when a Fund trades securities in foreign markets, especially in emerging and frontier markets, settlement and clearance procedures may differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be affected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Short positions typically also involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms.

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Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. Small caps may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many small capitalization companies may be in the early stages of development. Because equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

TIPS and inflation-linked bonds risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer from losses during time of economic stress or illiquidity.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government.  In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

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MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees.

Curian Capital, LLC (“Curian Capital” or the “Adviser” or the “Administrator”), 7601 Technology Way, Denver, Colorado 80237, is the investment adviser and administrator to the Trust and provides the Trust with professional investment supervision and management. Curian Capital was registered as an investment adviser with the SEC in 2002 and has been serving as the sponsor and investment adviser to the Curian separately managed account program since 2003. As of December 31, 2014, Curian Capital had approximately $21.0 billion of assets under management. In connection with serving as adviser to the Curian Capital separately managed account platform, Curian Capital oversees numerous model managers who manage specific investment strategies within the program. Curian Capital has engaged its affiliate, Jackson Fund Services, a division of Jackson National Asset Management, LLC (“JNAM”), as sub-administrator to the Funds, and is thus utilizing JNAM’s substantial experience as an adviser and an administrator to mutual funds (“Sub-Administrator”). As Adviser to the Funds, Curian Capital oversees the investments of the Funds, including overseeing the management of the Funds by the Sub-Advisers and recommending changes of the Sub-Advisers if appropriate. In addition, Curian Capital and the Funds have engaged PIMCO and Wellington Management as sub-advisers to the Funds, each of which has extensive experience in managing mutual funds.

The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Pursuant to an advisory agreement with the Trust, Curian Capital is responsible for overseeing the investments of the Trust and the Funds. Subject to the supervision of the Board, Curian Capital generally is responsible for continuously providing the Trust and the Funds with investment advice, including, but not limited to: investment research and supervision; determining which securities shall be purchased or sold by each Fund; and, determining how voting and other rights with respect to securities owned by each Fund will be exercised. Curian Capital is authorized to delegate certain of its duties with respect to a Fund to a Sub-Adviser, subject to the approval of the Board of Trustees, and is responsible for overseeing that Sub-Adviser's performance of its duties. Pursuant to an administration agreement, Curian Capital also supervises each Fund's business and affairs and provides services required for effective administration of each Fund.
Curian Capital plays an active role in advising and monitoring each Fund and Sub-Adviser. When appropriate, Curian Capital recommends to the Board of Trustees potential replacement sub-advisers for a Fund. Curian Capital monitors each Sub-Adviser's Fund management team to determine whether its investment activities remain consistent with the Funds' investment style and objective(s). Curian Capital also monitors changes that may impact the Sub-Adviser's overall business, including the Sub-Adviser's operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each Sub-Adviser. In addition, Curian Capital obtains detailed, comprehensive information concerning each Fund's and Sub-Adviser's performance and Fund operations. Curian Capital is responsible for providing regular reports on these matters to the Board of Trustees.
A discussion of the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements is available in the Trust's Semi-Annual Report for the period ended April 30, 2014.

Advisory Fee

As compensation for its services, the Adviser receives a fee from each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

Curian Capital may receive payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation. Curian Capital may make payments to third party financial professionals who solicit clients to Curian Capital’s managed account program.

The Adviser has agreed to waive its advisory fee and reduce the administration fees payable to it and/or reimburse other expenses of each Fund, during the period one year from the effective date of the registration statement of the Trust, to the extent necessary to limit the total operating expenses of each Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of each Fund) listed below. There can be no assurance that Curian Capital will continue to waive fees and reimburse expenses after such period. Each Fund has agreed to reimburse the Adviser in an amount

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equal to the full amount of fees that, but for waivers and/or reimbursements, would have been payable by the Fund to the Adviser, or were reimbursed by the Adviser in excess of its Adviser fee. Such reimbursement by the Fund shall be made monthly but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend, and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s current expense limitation in effect for the period. The Adviser shall be entitled to recoup such amounts for a period up to three (3) years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)	Expense Caps (Annual Rate Based on Average Net Assets of each Fund)	Aggregate fee paid to Adviser in Most Recent Fiscal Year (Annual Rate Based on Average Net Assets of each Fund)
Curian/PIMCO Income Fund 1	All Assets	0.15%	0.85%	0%
Curian/PIMCO Total Return Fund 1	All Assets	0.15%	0.80%	0%
Curian/WMC International Equity Fund 1	All Assets	0.15%	1.32%	0%
1 Curian Capital will voluntarily waive 0.15% on all assets.

Sub-Advisory Arrangements

The Adviser selects and contracts with the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Funds pay the Sub-Advisers directly. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund, reviews the performance of such Sub-Advisers, and reports periodically on such performance to the Board.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser implements such programs by purchases and sales of securities. Each Sub-Adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from each Fund computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

The following is a schedule of the sub-advisory fees the Funds are currently obligated to pay the Sub-Advisers:

Fund	Assets	Fees
Curian/PIMCO Income Fund	All Assets	0.25%
Curian/PIMCO Total Return Fund	Assets up to $3 billion1 All assets When assets exceed $3 billion1 $0 to $1 billion Amounts over $1 billion	0.25% 0.25% 0.225%
Curian/WMC International Equity Fund	$0 to $250 million Amounts over $250 million	0.45% 0.40%

1 When aggregate net assets of Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund of the Curian Series Trust and JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust equal or exceed $3 billion, these annual rates are applicable to all the amounts in the Curian/PIMCO Total Return Fund. The fee is computed based on the combined market value of the Curian/PIMCO Total Return Fund of Curian Series Trust and JNL/PIMCO Total Return Fund of JNL Series Trust, and PIMCO will aggregate Curian/PIMCO Total Return Fund (Curian Series Trust) and JNL/PIMCO Total Return Bond Fund (JNL Series Trust) assets to derive an average fee to be applied to Curian/PIMCO Total Return Fund (Curian Series Trust) and JNL/PIMCO Total Return Bond Fund (JNL Series Trust).

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The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have received an exemptive order from the SEC (the “Order”) that allows the Adviser to hire, replace, or terminate unaffiliated Sub-Advisers with the approval of the Board of Trustees but without the approval of shareholders. The Order also allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board but without shareholder approval. Under the terms of the Order, if a new sub-adviser is hired by the Adviser, shareholders of the affected Fund will receive information about the new sub-adviser within 90 days of the change. The Order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds:

•	Performing initial due diligence on prospective sub-advisers for the Funds;
•	Monitoring the performance of Sub-Advisers;
•	Communicating performance expectations to the Sub-Advisers; and
•	Ultimately recommending to the Board of Trustees whether a Sub-Adviser’s contract should be renewed, modified, or terminated.

The Adviser does not expect to recommend frequent changes of the Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time.

ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund pays Curian Capital (“Administrator”) an Administration Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

In return for the Administration Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. The Administrator has engaged its affiliate Jackson Fund Services as sub-administrator to provide certain fund accounting services and fund administration. The Sub-Administrator is paid by the Administrator. In addition, the Administrator is responsible for fees and expenses for routine services provided by the Trust’s legal counsel and independent auditors, custody (except overdraft and interest expense), printing and mailing, registration fees and all other services necessary for the day-to-day operation of each Fund. Each Fund is responsible for nonrecurring and extraordinary expenses, trading expenses including brokerage commissions, overdraft charges and associated interest expense, borrowing and associated interest expense, taxes, and certain operating and non-operating expenses. Each Fund is also responsible for a portion of the Chief Compliance Officer costs, independent directors liability insurance, nonrecurring and extraordinary expenses of the Fund’s legal counsel and independent auditors, the fees and expenses of the Trustees who are not “interested” persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”) and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables). Curian Capital may reduce the Administration Fees payable to it as explained under “Advisory Fee” above.

Fund	Assets	Administration Fee
Curian/PIMCO Income Fund[1]	All Assets	0.60%
Curian/PIMCO Total Return Fund[1]	All Assets	0.60%
Curian/WMC International Equity Fund[2]	All Assets	0.85%
1 Curian Capital will voluntarily waive 0.60% on all assets.
2 Curian Capital will voluntarily waive 0.85% on all assets.

THE DISTRIBUTOR

Curian Clearing LLC (the “Distributor”), an affiliate of Curian Capital, clears and settles trades for clients in Curian Capital’s managed account program.

INVESTMENT IN FUND SHARES

Shares of the Funds may be purchased only by or on behalf of clients in Curian Capital’s managed account program.

The Funds intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above. Each such shareholder, by purchasing shares, agrees to any such redemption.

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OPENING AN ACCOUNT

Shares of the Funds may be purchased only by or on behalf of clients in Curian Capital’s managed account program. Curian Capital will open an account with a Fund for each client pursuant to the authority the client grants to Curian Capital in the client agreement related to the managed account.

Foreign investors are not allowed.

The Funds and the Distributor reserve the right to reject any request to buy shares.

PURCHASING AND REDEEMING SHARES

All purchase and redemption orders for clients in Curian Capital’s managed account program are initiated by Curian Capital. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (“NAV”) next calculated after Curian Capital submits the order to a Fund. Orders submitted by Curian Capital prior to the time the Fund’s NAV is determined on a business day will be processed at that day’s NAV.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds will automatically redeem the shares of clients who terminate their participation in Curian Capital’s managed account program.

Frequent Trading

Because an investment in a Fund is designed to be a component of a separately managed account that also invests in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate changes in the account size. As all purchase and redemption orders for clients in the program are initiated by Curian Capital; managed account clients are not in a position to effect purchase or redemption orders in the securities held by their managed account and are, therefore, unable to directly trade in shares of the Funds.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Funds and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Funds’ performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage, which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Funds. The Funds have retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of a Fund. The Funds may also restrict, suspend, or reject any potential exchange request that could be harmful to a Fund or to other shareholders or cancel the exchange ability altogether. Notice of any limitations, restrictions, suspensions, or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, a Fund will notify shareholders. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Market Timing Policies and Exchange Limitations” below.

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Market Timing Policies and Exchange Limitations

Because the Funds are designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate changes in account size. The Funds are managed in a manner that is consistent with its role in the separately managed account. Because Curian Capital initiates all purchase and redemption orders, clients in Curian Capital’s separately managed account program may not effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Funds.

The Funds have adopted a Market Timing and Frequent Trading Policy that seeks to balance the need to prevent excessive trading in Fund shares and to allow Curian Capital the flexibility to manage its clients’ accounts. While this policy has been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policy will be effective in deterring all such trading activity.

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. The Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk of time-zone arbitrage. Accordingly, the Trust’s procedures for pricing of portfolio securities authorize the Sub-Administrator, subject to oversight by the Board of Trustees, to determine the fair value of such securities for purposes of calculating a Fund’s NAV. The Sub-Administrator will fair value such securities if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded but prior to the time of a Fund’s NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust’s pricing procedures to be a significant event. A significant event affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.  Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Sub-Administrator will adjust the closing prices of all foreign securities held in any Fund’s portfolio based upon an adjustment factor for each such security provided by an independent pricing service to reflect the fair value of such securities for purposes of determining a Fund’s NAV. When fair value pricing is employed, the securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities. The Funds’ fair value pricing policy applies to all Funds where a significant event has occurred. Fair value pricing seeks to minimize the opportunities for time-zone arbitrage in Funds that invest all or substantial portions of their assets in foreign securities thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time-zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds through Curian Capital’s managed account program. The Funds maintain sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders if, in the sole discretion of the Funds (or an agent), the requested transactions would have a negative impact on remaining shareholders.

The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through omnibus account arrangements maintained by financial intermediaries (i.e., accounts that are not on the books of the Funds’ transfer agent). Because shares of the Funds may only be purchased by or on behalf of clients in Curian Capital’s managed account program, Curian Capital currently serves as the only intermediary purchasing shares in an omnibus account arrangement.

Omnibus account arrangements enable financial intermediaries to aggregate multiple investors’ share ownership positions and purchase, sell, and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor, detect, or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediary may be able to implement procedures or supply the Funds with information that differs from that normally available to the Funds or its agent(s). In such instances, the Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s). If the Funds identifies activity that may be indicative of excessive short-term trading activity, the Funds or its designated agent will notify the financial intermediary and request it to provide or review information on individual account transactions so that the Funds or the financial intermediary may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Funds or its designated agent will request the intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to these that the Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares or requiring that the

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investor place trades on a manual basis, either indefinitely or for a period of time. If the Funds determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Funds or its agents may terminate the relationship.

EXECUTION OF ORDERS

Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after Curian Capital submits the order to a Fund. Orders submitted by Curian Capital prior to the time a Fund’s NAV is determined on a business day will be processed at that day’s NAV. Managed account clients will receive from the Funds or Curian Capital a confirmation of each unscheduled transaction in their account. Managed account clients may rely on these confirmations in lieu of certificates as evidence of ownership. Certificates representing shares of the Funds will not be issued.

Under normal conditions, the Adviser will pay redemption proceeds within three (3) business days. However, the Adviser have the right to take up to seven (7) days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by the applicable law or an economic emergency as determined by the SEC. The Adviser normally will pay cash for all shares sold. When making payment in cash becomes harmful to other shareholders or a Fund, the Adviser may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

Electronic and Telephone Instructions

All requests for redemption by clients in the program must be submitted by Curian Capital to the Funds; clients may not redeem their shares by electronic request or by telephone. The Adviser reserves the right to modify or discontinue this policy at any time without notice.

DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Funds’ policies and procedures relating to disclosure of portfolio securities is available in the Funds’ SAI and at www.curian.com.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared and distributed to shareholders at least annually for Curian/WMC International Equity Fund and monthly for Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Fund distributions will be made in cash by the Funds unless you instruct a Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the Funds are subject to Federal income tax and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For Federal tax purposes, certain Fund distributions, including distributions of net short-term capital gains, are generally taxable to you as ordinary income.

The tax status of any distribution generally is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Funds. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 100 shares in a Fund on November 30th at $20 per share and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $19 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Neither the Distributor (a broker-dealer and affiliate of Jackson), nor Jackson or other affiliates have any distribution and servicing arrangements with third parties to sell shares of the Funds. Shares of the Funds are available only to clients in Curian Capital’s managed account program. Curian Capital may make payments to third party financial professionals who solicit clients to Curian Capital’s managed account program.

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TAXATION

Each Fund will distribute substantially all of its net investment income and net realized capital gains to its shareholders every year. You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, “qualified dividend income,” or capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains and the adjusted gross income of the shareholder, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund’s policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company. Each Fund is treated as a separate corporation for Federal income tax purposes. Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not each Fund qualifies as a regulated investment company.

Under current law the maximum tax rate on long-term capital gains and qualified dividend income is generally 15% or 20% for individual taxpayers,depending on their adjusted gross income. These rates do not apply to corporate taxpayers. Distributions of earnings from dividends that are not qualified dividend income, from interest income and from net short-term capital gains will not generally qualify for the lower rates, and thus will be subject to the taxpayer’s ordinary income tax rate. Funds that invest in companies not paying significant dividends on their stock are not expected to generate a significant amount of qualified dividend income that is eligible for the lower tax rate. The maximum income tax rate applicable to ordinary income of individuals is 39.6%.

You may owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund declares a distribution in October, November, or December but pays it in January, you will be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to Federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss will generally be treated as long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be treated as short-term capital gain or loss.

An individual must pay an additional 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including Fund distributions gains from the sale, redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. You should consult your own tax advisers regarding the effect, if any, this tax may have on your investment in Fund shares.

You must provide each Fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

Notwithstanding the relief provisions in the Regulated Investment Company Modernization Act of 2010, if in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of the Fund’s current and accumulated earnings and profits. Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

You should be aware that the IRS has taken the position in an internal memorandum that indicates that an asset-based “flat-fee” paid by an investor to an investment adviser for investment services is not a “carrying charge” (and is therefore not capitalized). Rather, the memorandum indicates that the fees paid to the investment adviser are currently deductible investment expenses, subject to applicable limitations. Were the position described in the memorandum to apply to the wrapped or bundled fees paid to Curian Capital, such fees would likely be treated by shareholders as “miscellaneous itemized deductions” and would be deductible only to the extent that the shareholder claims itemized deductions (versus the standard deduction) and, further, to the extent that the shareholder’s total miscellaneous itemized deductions for a taxable year exceed two percent of the shareholder’s adjusted gross income. In addition, such fees would be subject to limitations on deductibility if a shareholder’s income exceeds certain thresholds and under the alternative minimum tax.

41

This discussion relates only to Federal income tax. Fund distributions and gains from sale of fund shares generally are subject to state and local taxes. You should consult your tax advisor about the Federal, state, local, or foreign tax consequences of your investment in a Fund.

42

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. The following table provides selected per share data for one share of each Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunctions with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report for the fiscal year ended October 31, 2014, which is available upon request.

Curian Series Trust
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from
		Investment Operations			Distributions from				Supplemental Data		Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(b)	Net Expenses to Average Net Assets(c)		Total Expenses to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)
Curian/PIMCO Income Fund

10/31/2014	$10.32	$0.31	$0.43	$0.74	$(0.28)	$—	$10.78	7.26%	$477,444	141%	0.73	(d)%	1.04%	2.99%
10/31/2013	10.89	0.28	(0.35)	(0.07)	(0.34)	(0.16)	10.32	(0.66)	538,364	128	0.85		1.02	2.62
10/31/2012*	10.00	0.27	0.92	1.19	(0.30)	—	10.89	12.11	619,040	115	0.85		1.04	2.56
Curian/PIMCO Total Return Fund

10/31/2014	10.12	0.13	0.17	0.30	(0.12)	—	10.30	2.98	1,024,663	410	0.67		1.00	1.30
10/31/2013	10.63	0.14	(0.18)	(0.04)	(0.17)	(0.30)	10.12	(0.46)	984,305	313	0.80		0.99	1.32
10/31/2012*	10.00	0.18	0.63	0.81	(0.18)	—	10.63	8.19	1,054,996	519	0.80		1.02	1.73
Curian/WMC International Equity Fund

10/31/2014	13.09	0.12	0.11	0.23	(0.15)	(0.69)	12.48	1.63	481,404	96	1.10		1.45	0.96
10/31/2013	10.93	0.17	2.23	2.40	(0.16)	(0.08)	13.09	22.36	367,739	109	1.32		1.46	1.45
10/31/2012*	10.00	0.14	0.79	0.93	—	—	10.93	9.30	254,198	90	1.32		1.49	1.35

* Commenced operations on November 2, 2011.
(a)	Per share data calculated using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	The ratio of expenses to average net assets without interest expense as a result of secured borrowing transactions for the Curian/PIMCO Income Fund was 0.72%.

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CURIAN SERIES TRUST

PRIVACY POLICY STATEMENT
(This Statement is not a part of the Prospectus)

The Curian Series Trust (“Trust”) considers the privacy of its shareholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Trust relies on the privacy and customer information protection policies and procedures of its service providers.

Personal information we collect

We do not sell any information to any third parties. However, we may collect and retain certain nonpublic personal information about you, including:

•
Information received from shareholders and their financial advisers (such as shareholder name, address, tax identification number, social security number, driver’s license number, financial or bank account number(s), credit or debit account numbers and information about the shareholder’s investment goals and risk tolerance);

•	An address received from a third party when a shareholder has moved;

•	Account balance and transaction activity; and

•	Information (commonly referred to as “cookies”) collected from the web browser of a shareholder’s personal computer.

Personal information we may disclose

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

•
Disclosing shareholder names and addresses to companies that mail Fund-related materials, such as shareholder reports and proxy materials (these companies may not use the information for any other purpose); and

•	Disclosing shareholder Confidential Information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents or employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Trust at 1-877-847-4143.

PROSPECTUS

February 27, 2015

CURIAN SERIES TRUST

You can find more information about the Trust in:

•
The Trust’s Statement of Additional Information dated February 27, 2015, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the SEC and is incorporated into the Prospectus by reference.

•
The Trust’s Annual and Semi-Annual Reports to shareholders, which show the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-877-847-4143 (Curian Client Services), or writing Curian Client Services, P.O. Box 173919, Denver, Colorado 80217-3919 or by visiting www.curianclearing.com.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, 100 F. Street, N.E., Washington, DC, 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

811-22495

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2015

CURIAN SERIES TRUST®

Funds
Curian/PIMCO Income Fund
Curian/PIMCO Total Return Fund
Curian/WMC International Equity Fund

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Curian Series Trust (“Trust”) Prospectus dated February 27, 2015 (“Prospectus”). The financial statements for each Fund, included in the Trust’s annual report to shareholders are incorporated by reference into (which means they legally are a part of) this SAI.

The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-877-847-4143 (Curian Client Services), or writing Curian Client Services, P.O. Box 173919, Denver, Colorado 80217-3919 or by visiting www.curianclearing.com.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees of the Trust (“Board”) by writing to the Chairman of the Board, David W. Agostine, c/o Curian Series Trust, 7601 Technology Way, Denver, Colorado 80237. Shareholders can communicate directly with an individual trustee by writing to that trustee c/o Curian Series Trust, 7601 Technology Way, Denver, Colorado 80237.

I. GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated November 5, 2010. The Trust offers shares of beneficial interest (“shares”) in three separate Funds, each with its own investment objective.

II. INVESTMENT STRATEGIES AND RISKS

This section describes some of the types of securities and financial instruments a Fund may hold in its portfolio and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments. A Fund may invest in the following securities and financial instruments or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. A Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. See also the discussion of “Variable Rate Securities” below.

Alternative Entity Securities. Companies that are formed as limited partnerships, limited liability companies, business trusts, or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations. These companies may also issue bonds and other fixed-income type securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages, and most asset-backed securities are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. Asset-backed securities may, at times, be illiquid securities.

Auction Rate Securities. The Funds may invest in auction rate securities, which are debt instruments (corporate or municipal bonds) with long-term nominal maturity for which the interest rate is reset through a Dutch auction. Auction rate securities also refer to a preferred stock for which the dividend is reset through the same process. In a Dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of auction rate securities. The lowest bid rate at which all the securities can be sold at par establishes the interest rate, otherwise known as the “clearing rate.” This rate is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate security holders do not have the right to put their securities back to the issuer; as a result, no bank liquidity facility is required. Auctions are typically held every 7, 28, or 35 days; interest on these securities is paid at the end of each auction period. Certain types of auction rate securities will auction daily, with a coupon being paid on the first of every month. Auction rate securities may have less liquidity than comparable debt and equity securities, and may be subject to changes in interest rates, including decreased interest rates.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Bank Capital Securities. The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Bank Obligations. The Funds may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending. The Funds may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae®”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Brady Bonds. The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady (“Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars), and are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted to at least one year’s interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

Cash Position. The Funds may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, and where purchases and redemptions (cash-flows), require a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Debt Obligations. The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or trust of another CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as, aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are limited to the following: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs, and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac©”), or the Federal National Mortgage Association (“FNMA” or “Fannie Mae©”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds in the order A, B, C, Z. The Series A, B, and C CMO bonds all bear current interest. Interest on the Series Z CMO bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C CMO bond currently being paid off. When the Series A, B, and C CMO bonds are paid in full, interest and principal on the Series Z CMO bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, Pacific Investment Management Company LLC (“PIMCO”) may invest in various tranches of CMO bonds, including support bonds for the Curian/PIMCO Income Fund and the Curian/PIMCO Total Return Fund.

Commercial Paper. The Funds may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates.

Commodities, Commodities Futures, and Commodity Linked Notes. Certain of the Funds may invest in commodity futures, which are futures agreements on certain commodities or on a commodities index. Certain of the Funds may also invest in swaps on commodity futures, and/or commodity-linked notes. Like any other investment, commodities are subject to risk of loss, and the prices and values of commodities move with market and economic conditions.

Besides investment risk, investments in commodities and commodities futures are limited by their tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). For example, neither the direct purchase or sale of commodities nor the purchase or sale of commodity futures contracts generate “qualifying income” for a regulated investment company under Section 851(b)(2) of the Code. However, the Internal Revenue Service (“IRS”) has held that certain commodity linked notes could generate regulated investment companies qualifying income.

A commodity-linked note requires an initial investment by the Fund and provides a return based on a formula referenced to a commodity index or specific commodity. The Funds will typically invest in commodity-linked notes referenced to a particular commodity index. At maturity, the issuer repays the initial investment to the Fund, plus a return, if any, based on the percentage change increase or decrease (sometimes magnified by a "leverage factor”) of the referenced index or commodity during the investment's term. Typically, the issuer is also required to repay or retire the instrument before maturity if the index or commodity declines by a certain amount. For example, a 15% decline in the referenced commodities index would trigger repayment. Although these features may moderate a Fund’s exposure to the relevant commodity index or commodity, they do not prevent the Fund from loss if the referenced commodities index or commodity underperforms. A Fund may lose money investing in commodity linked notes.

The Curian/PIMCO Total Return Fund and the Curian/PIMCO Income Fund may invest in commodity-linked notes and other commodity derivatives.

Convertible and Exchangeable Securities. The Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when believed that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Corporate Bonds. Certain of the Funds may invest in corporate bonds. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Custodial Receipts and Trust Certificates. The Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. At times, custodial receipts and trust certificates may be considered illiquid securities.

Depositary Receipts. American Depositary Receipts (“ADRs”) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to

ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described herein.

Derivative Instruments. A Fund may, but is not required to, use derivative instruments for risk management purposes and as a part its investment strategies. Generally, derivatives are financial instruments whose value depends on or is derived from the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices.

A Fund may use derivatives in an attempt to reduce its investment exposures. A Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. A Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. A Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and its sub-adviser believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). A Fund’s performance can depend substantially on the performance of the reference instrument underlying its derivatives even though it does not own the reference instrument. Derivative instruments may also be used for other purposes, including to seek to increase liquidity implement a tax management strategy, modify the effective duration of a Fund’s portfolio investments and/or enhance total return. However, derivative instruments are used, their successful use is not assured and will depend upon the respective sub-adviser’s ability to gauge relevant market movements.

A Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged) and therefore is subject to heightened risk of loss. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment. Federal securities laws, regulations and guidance may require the Fund to earmark assets or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Diversification. The Funds are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”). A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by the following:

•	Cash and cash items (including receivables);
•	Government securities;
•	Securities of other investment companies; and
•	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund’s holdings exceed these percentages because of post-acquisition changes in security prices.

Equity-Linked Derivatives. Equity-linked derivatives (“Equity-Linked Derivatives”) are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts (“SPDRs”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios As Listed Securities (“OPALS”). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See “Investment Companies” in this section.

Equity-Linked Notes. The Funds may also invest directly in equity-linked notes (“ELNs”). Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk, and, as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.

Equity Securities. The Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity Swaps. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to a Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

The Funds will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Funds will not treat them as being subject to the Funds’ restrictions on borrowing or investing in senior securities.

Event-Linked Bonds. The Funds may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Exchange-Traded Funds. Investments in investment companies may include shares of exchange-traded funds (“ETFs”), which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. See “Investment Companies” in this section.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund or its respective Subsidiary characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities. The Funds may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan of money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Foreign Currency Transactions. A Fund that invests in foreign currency-denominated securities also may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts, and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts. A Fund may engage in these transactions for a number of reasons, including, to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, to gain exposure to certain countries, and to enhance return. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Such transactions may be effected on non-U.S. dollar denominated instruments owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts may also be cash settled, and a Fund may not actually deliver or take delivery of a foreign currency. Closing forward transactions may be executed prior to the termination date, or rolled over, with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy. Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund, and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When a Fund desires to fix the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will ‘lock in’ the exchange rate. If a foreign currency is expected to become more expensive in U.S. dollar terms, a Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if a sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

Proxy Hedge. A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. The Funds may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Currency Risk. The value of a Fund’s foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

Regulatory Risk. Foreign companies are not registered with the U.S. Securities and Exchange Commission (“SEC”) and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.

Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risk of Developing (Emerging Market) Countries. All of the Funds may invest in securities of developing (emerging market) countries, including foreign markets. While subject to reasonable interpretation, developing countries are generally those countries which are included in the MSCI Emerging Markets Index. The Curian/WMC International Equity Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

The Curian/PIMCO Income Fund and the Curian/PIMCO Total Return Fund may each invest up to 25% and 15%, respectively, of their total assets in securities and instruments that are economically tied to emerging market countries. The Curian/PIMCO Total Return Fund and the Curian/PIMCO Income Fund generally consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority, or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Curian/PIMCO Total Return Fund and the Curian/PIMCO Income Fund generally consider such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets of indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. The Curian/PIMCO Total Return Fund and the Curian/PIMCO Income Fund have broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, the Curian/PIMCO Total Return Fund and the Curian/PIMCO Income Fund identify countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank of the United

Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. Government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.

Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets.

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. Government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Certain of the Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

A Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combine short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if a Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk.

The CFTC has amended Rule 4.5 under the Commodity Exchange Act (“CEA”), which significantly limits the ability of certain regulated entities, including registered investment companies and their advisers and sub-advisers, such as the Funds of the Trust, Curian Capital, LLC (“Curian Capital” or the “Investment Adviser”) and the sub-advisers, to rely on an exclusion from registration with the National Futures Association (“NFA”). The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving futures contracts. However, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a commodity pool operator (“CPO”) only if the fund uses futures contracts solely for “bona fide hedging purposes,” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions).

Curian Capital is currently registered with the NFA as a CPO and will act as a CPO with respect to the operation of certain of its funds that qualify as “commodity pools” under and pursuant to the CEA. Certain sub-advisers may also be required to register, or may already be registered, as a commodity trading adviser (“CTA”). Registration as a CPO or CTA each entails a variety of regulatory obligations. The requirements have caused commodity pools to incur additional regulatory compliance and reporting expenses because they are subject to dual registration by the CFTC and the SEC. The effects of these regulatory changes could reduce the investment returns or harm the commodity pool’s ability to implement its investment strategy. In that event, the Board may determine to reorganize or close the commodity pool or materially change the commodity pool’s investment objective and strategies.

With respect to each Fund of the Trust, Curian Capital has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”). Accordingly, Curian Capital is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Curian Capital may be required to register as a CPO in respect of that Fund and the Fund’s sub-adviser may be required to register as a CTA in respect of that Fund. Curian Capital’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by Curian Capital’s intention to operate the Fund in a manner that would permit Curian Capital to continue to claim the exclusion, which may adversely affect the Fund’s total return.

High-Yield Bonds and Securities of Distressed Companies. Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high-yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High-yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuer of high-yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high-yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High-yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high-yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The respective sub-advisers seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high-yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high-yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high-yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The respective sub-advisers seek to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high-yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Each of the sub-advisers does not rely solely on credit ratings when selecting debt securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if the sub-adviser deems it in the best interest of shareholders.

Hybrid Instruments. The Funds may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Illiquid Securities. The Funds may hold illiquid investments. Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended (“1933 Act”)) not determined to be liquid in accord with guidelines established by the Board; OTC options and derivative instruments, and, in certain instances, their underlying collateral. See the description of the Funds’ investment restrictions herein for more information about the Funds’ policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares.

Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Inflation-Indexed Bonds. The Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Investments in IPOs may have a disparate impact on a small fund. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Installment Receipts. A Fund may invest in installment receipts. Installment receipts are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment. The buyer usually pays a deposit upon settlement, normally one-half the issue price of the shares, with the balance to be paid in one year.

Investment Companies. The Funds may invest in other investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds and affiliated money market funds, which are money market funds managed by affiliates of the Investment Adviser. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

The Funds’ investment in affiliated and unaffiliated money market funds may be without limitations, all in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

Mortgage-Related Securities. The Funds may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others. Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. The mortgages underlying the securities may also reflect credit quality differences (e.g. sub-prime mortgages). Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Rolls and U.S. Treasury Rolls. The Funds may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counterparty to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Municipal Bonds. The Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, including Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Recovery Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including the Curian/PIMCO Total Return Fund, may choose to invest in Build America Bonds. Although Build America Bonds are only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt Municipal Bonds. The Build America Bond program expired on December 31, 2010, at which point no further issuance was permitted, unless the program is renewed by Congress at a future date. As of December 31, 2014, there is no indication that Congress will renew the program. Beginning March 1, 2013, Build America Bonds subsidy payments have been reduced as part of a government-wide sequestration of many program expenditures.

Participations and Assignments. The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or

Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds’ respective sub-advisers in accordance with guidelines approved by the Board.

Passive Foreign Investment Companies. The Funds may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust’s annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

Portfolio Turnover. The Funds may engage in short-term transactions if such transactions further its investment objective. The Funds may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Placements. The Funds may invest in “Private Placements” or “restricted securities,” which are securities exempt from registration under the 1933 Act and state securities laws. Private Placements are typically offered to institutional investors, such as the Funds, and are used by the companies offering such securities to raise capital. Private Placements may be debt or equity securities. There is generally no secondary market for Private Placement securities, and as such, Private Placements are generally treated as illiquid securities and subject to limitations on investments in illiquid securities (see “Illiquid Securities” and “Rule 144A Securities and Section 4(a)(2) Paper” herein). Many companies issuing Private Placements are unseasoned companies and Private Placements involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited financial resources. There is no guarantee that securities issued through Private Placements will retain their value, and a Fund could lose money investing in such securities. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities acquired in Private Placements at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities.

Real Estate Investment Trusts (“REITs”). The Funds may gain exposure to the real estate sector by investing in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Repurchase Agreements and Reverse Repurchase Agreements. The Funds may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Funds may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

Rule 144A Securities and Section 4(a)(2) Paper. Rule 144A securities and Section 4(a)(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Section 4(a)(2) of the 1933 Act and Rule 144A thereunder, and state securities laws. Rule 144A and Section 4(a)(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A and/or Section 4(a)(2) are illiquid and thus subject to the Funds’ restriction on investment in illiquid securities. Determination of whether a Rule 144A or Section 4(a)(2) security is liquid or not is a question of fact. In making this determination the sub-advisers may consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A or Section 4(a)(2) security. In addition, the sub-advisers may also consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A and Section 4(a)(2) securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A or Section 4(a)(2) security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A or Section 4(a)(2) securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending. The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, the Funds have retained JPMorgan Chase Bank, N.A. to serve as the securities lending agent, JPMorgan Chase Bank, N.A. also serves as the Funds’ custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Board will periodically review information on the Funds’ securities lending program.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Investment Adviser and the Board. The cash collateral investments are not guaranteed, and may lose money. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion after the split. The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Investment Adviser and the Board will periodically review the “split” between the lending agent and the Funds.

Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Funds, as well as the portfolios of Curian Variable Series Trust, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (in this section, the “Funds”) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. Money market funds may only lend in accordance with the requirements of the exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Short Sales. Certain of the Funds may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of a Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale of a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales of securities, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the sub-adviser determines to be liquid and that is equal to the difference between the current market value of the securities sold short and any collateral deposited with the broker in connection with the short sale, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Short-Term Corporate Debt Securities. The Funds may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

Short-Term Funding Agreements. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Standard & Poor’s Depository Receipts (“SPDRs”). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to facilitating the handling of cash flows or trading or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are commonly referred to as ETFs.

Stripped Mortgage-Backed Securities (“SMBS”). The Funds may purchase SMBS, which may be considered derivative mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Structured Products. The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the sub-adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Supranational Agency Securities. The Funds may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

Special Situations. The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Fund’s sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Swap Agreements.The Funds may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities and other similar indices), spread-lock, credit-linked notes (with embedded swaps) and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements, swaps on futures contracts and other types of swaps agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Funds may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner. Swap agreements are typically two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be covered by the segregation of assets (or review of “cover”) determined to be liquid by the sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are primarily two party contracts and because they may have remaining terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including with respect to current and potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions a Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value) but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment (premium payment) and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Trade claims. The Funds may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally liquid, as there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Trust Preferred Securities. The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the sub-advisers will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Unseasoned Issuers. Investments in the equity securities of companies having less than three (3) years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $146.6 billion in dividends. Both Fannie Mae and Freddie Mac ended the third quarter of 2013 with positive net worth, and neither has required a draw from the Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

Yields on short-, intermediate- and long-term U.S. Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. Government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.

The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Neither the Curian/PIMCO Income Fund nor the Curian/PIMCO Total Return Fund will invest more than 5% of their total assets in any combination of mortgage-related and/or other asset-backed, interest only, principal only, or inverse floater securities.

Warrants to Purchase Securities. The Funds may invest in or acquire warrants to purchase equity or fixed-income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. A Fund will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

When-Issued Securities and Forward Commitment Contracts. The Funds may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis (“forwards”). Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts.

The Funds may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

The Funds may also sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Zero Coupon, Stripped and Pay-in-Kind Bonds. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in “zero coupon” bonds or “strips.” This 10% restriction does not apply to U.S. Treasury Bills. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

Additional Risk Considerations

Emerging Markets. The risk considerations noted herein under “Foreign Securities” may be particularly relevant in the case of investments in developing countries or emerging markets. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Foreign Securities. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance depending on the sub-adviser’s ability to correctly predict future exchange rates. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not been employed at all.

Options. The Funds may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder (purchaser) of the option, in return for a premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to (in the case of a put option) the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The writer of an option (seller) on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) An American style put or call option may be exercised at any time during the option period while a

European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that a Fund may purchase or write may be traded on a national securities exchange and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby, reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying investment changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which case a Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying instrument owned by a Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. A Fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, a Fund seeks to benefit from a decline in the market price of the underlying instrument. If a put option that a Fund bought were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, a Fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. A Fund may write options, including to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, a Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. A Fund may write “covered” call options, meaning that a Fund owns the underlying instrument that is subject to the call option or may write call options on instruments that it does not own.

When a Fund writes a call option, that Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying instruments to the option buyer for less than its market value, and a Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.

As the writer of a put option, a Fund has a risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium received.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Closing out options. As the writer of an option, if a Fund wants to terminate its obligation, that Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation or counterparty (with respect to an OTC option) will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allows a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Risks of options. A Fund’s options investments involve certain risks. There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund may have to exercise the options it purchased in order to realize any profit, perhaps taking or making delivery of the underlying instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, that Fund may be required to take delivery and would incur transaction costs upon the sale of the underlying instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the manager is not successful in using options in managing a Fund’s investments, that Fund’s performance will be worse than if the manager did not employ such strategies.

OTC options. The Funds may buy and write (sell) both put and call OTC options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can closeout that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which a Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

High-Yield/High-Risk Bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. High-yield debt securities are often used to fund highly leveraged corporate acquisitions and restructurings. In an economic downturn, the use of high-yield securities for leveraged transactions could result in defaults, and could affect the price of such securities. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

High-Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities”). The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an OTC or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures on U.S. exchanges, and certain CFTC collateral (margin) requirements. The SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority may also regulate the sale of certain hybrid instruments.

Recent Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally, particularly in Europe. While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The instability in the financial markets since 2008 has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Dodd Frank Act allows the Federal Deposit Insurance Corporation to "take over" a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

III. FUNDAMENTAL AND OPERATING POLICIES

Fundamental Policies. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

(1) Each Fund shall be a “diversified company,” as such term is defined under the 1940 Act.

(2) No Fund may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. Government securities).

(3)  No Fund may invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

(4) No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(5) No Fund may lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(7) No Fund may issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(8) No Fund may borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

***

Relating to the above restriction (2), it is important to note that industry classifications may be very narrow. For example, the telecommunications industry is comprised of several services, which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created. Similarly, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel. As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

Operating Policies. The Funds have adopted non-fundamental investment restrictions. These restrictions are operating policies of the Fund and may be changed by the Board without shareholder approval. The additional investment restrictions adopted by the Board to date include the following:

For each Fund, to the extent applicable:

(a)
The Fund intends to comply with the CFTC regulations and NFA requirements limiting the Fund’s investments in futures and options for non-hedging purposes, provided, however, that this policy does not apply with respect to meeting the requirements under Rule 4.5 of the CEA.

(b)
The Fund will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. However, the Fund may invest in investment companies to the extent permitted under Rule 12d1-1, Rule 12d1-2, and Rule 12d1-3 under the 1940 Act.

For the Curian/PIMCO Income Fund:

(a)
The Fund will invest under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.*

(b)
The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).

(c)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

(d)	The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

(e)	The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities or currencies.

(f)	The Fund may also invest up to 10% of its total assets in preferred stocks.

For the Curian/PIMCO Total Return Fund:

(a)
At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in a diversified portfolio of Fixed Income Instruments (as defined in the Fund’s Prospectus) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.*

(b)
The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).

(c)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

(d)	The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

(e)	The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities or currencies.

(f)	The Fund may also invest up to 10% of its total assets in preferred stocks, convertibles securities or other equity related securities.

For the Curian/WMC International Equity Fund:

(a)	The Fund normally invests at least 80% of its assets in stocks, including 65% in stocks issued by non-U.S. companies that trade in foreign markets.*

(b)
The Fund may invest in the securities of companies which are domiciled in emerging markets, however, the Fund’s exposure to emerging markets will generally not be greater than 10% above the emerging markets exposure of the

Morgan Stanley Capital International All Country World ex US Index (“MSCI AC World ex US Index”). Emerging markets are defined as those countries that are included in the MSCI Emerging Markets Index.

*Minimum Requirement of Rule 35d-1. All of the Funds, as noted immediately above and in the Prospectus, have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board without shareholder approval, the Board has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders before the effective date of any change in such a policy by a Fund that was adopted pursuant to the requirements of Rule 35d-1.

Non-Fundamental Investment Restrictions. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, the sub-advisers will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time. See “Temporary defensive positions and large cash positions risk” in the Prospectus.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

IV. TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Board. The Board sets broad policies for each Fund and chooses the Trust’s officers. All of the Trustees also serve as Trustees for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Board and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies: Curian Series Trust (3 portfolios) and Curian Variable Series Trust (55 portfolios). The term “Fund Complex” does not include other funds that are a part of the same group of investment companies, including funds sponsored by Jackson National Life Insurance Company (“Jackson”).

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Independent Trustees
David W. Agostine (53) 7601 Technology Way Denver, CO 80237	Chairman of the Board and Trustee2 (11/2010 to present)	58
Principal Occupation(s) During Past 5 Years:
President, Cachematrix Holdings, LLC (software company) (12/2013 to present); Principal, Market Metrics, LLC (market research firm) (1/2011 to 12/2013); Principal Executive Officer, Dividend Capital Group, LLC (investment manager) (1/2008 to 12/2010)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Variable Series Trust (10/2011 to present); Trustee, Dividend Capital Investments, Inc. (9/2007 to 12/2011)
Gregory P. Contillo (59) 7601 Technology Way Denver, CO 80237	Trustee2 (9/2011 to present)	58
Principal Occupation(s) During Past 5 Years:
President, Crystal River Partners, LLC (financial services company) (2005 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Variable Series Trust (10/2011 to present)
Dylan E. Taylor (44) 7601 Technology Way Denver, CO 80237	Trustee2 (11/2010 to present)	58
Principal Occupation(s) During Past 5 Years:
Global Chief Operating Officer, Colliers International (a commercial real estate advisory firm) (7/2014 to present); Chief Executive Officer, Americas, Colliers International (6/2009 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Variable Series Trust (10/2011 to present)
Mark S. Wehrle (58) 7601 Technology Way Denver, CO 80237	Trustee2 (7/2013 to present)	58
Principal Occupation(s) During Past 5 Years:
Broker, RE/MAX Professionals (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014); Partner, Deloitte & Touche LLP (9/1987 to 1/2011)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Variable Series Trust (7/2013 to present)

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Scot T. Wetzel (46) 7601 Technology Way Denver, CO 80237	Trustee2 (11/2010 to present)	58
Principal Occupation(s) During Past 5 Years:
Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (advisor in the financial services industry) (2010 to present); Chief Executive Officer, United Western Bancorp, Inc. (2005 to 4/2010)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Variable Series Trust (10/2011 to present); Inside Director of United Western Bancorp, Inc. (12/2005 to 4/2010)

Name, Address and (Age)	Position(s)Held with Trust (Length of Time Served)
Officers
Emily Bennett (31)	Assistant Secretary
1 Corporate Way	(5/2012 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Senior Attorney of Jackson National Asset Management, LLC (“JNAM”) (10/2013 to present); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Departmental Specialist, Michigan Public Health Institute (7/2010 to 11/2011); Legal Assistant, Guyselman & Ehnis-Clark (4/2009 to 7/2010)

Karen J. Buiter, CPA (49)	Assistant Treasurer
1 Corporate Way	(11/2010 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Vice President – Financial Reporting of JNAM (4/2008 to 7/2011); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Angela Burke (32)	Assistant Secretary
1 Corporate Way	(6/2013 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Attorney of JNAM (4/2013 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (6/2013 to present); Senior Analyst - Tax of JNAM (1/2011 to 4/2013); Senior Consultant of Deloitte Tax LLP (1/2008 to 1/2011)

Kelly L. Crosser (42)	Assistant Secretary
1 Corporate Way	(11/2010 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Diana R. Gonzalez (36)	Assistant Vice President
1 Corporate Way	(9/2012 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (10/2013 to present); Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

William P. Harding (40)	Vice President
1 Corporate Way	(5/2014 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2014 to present); Vice President of other investment companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 08/2011)

Name, Address and (Age)	Position(s)Held with Trust (Length of Time Served)

Daniel W. Koors (44)	Treasurer and Chief Financial
1 Corporate Way	Officer
Lansing, MI 48951	(11/2010 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of other Investment Companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Mark D. Nerud (48)	President and Chief Executive
1 Corporate Way	Officer
Lansing, MI 48951	(8/2014 to present)
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); President and Chief Executive Officer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of JNAM (1/2007 to 12/2010); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Joseph O’Boyle (52)	Chief Compliance Officer
1 Corporate Way	(5/2012 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer – Curian Funds (5/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 to 2012); Chief Compliance Officer, Calamos Investments (2008 to 2011)
Gerard A. M. Oprins (55)	Vice President
1 Corporate Way	(3/2012 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by JNAM (11/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (2009 to 3/2011)

Michael Piszczek (57)	Vice President
1 Corporate Way	(11/2010 to present)
Lansing, MI 48951
Principal Occupation(s) During Past 5 Years:
Vice President – Tax of JNAM (7/2011 to present); Vice President of other Investment Companies advised by JNAM (11/2007 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President – Tax of JNAM (11/2007 to 6/2011)

Susan S. Rhee (43)	Vice President, Chief Legal
1 Corporate Way	Officer & Secretary
Lansing, MI 48951	(11/2010 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Chief Legal Officer of JNAM (7/2004 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Daniel E. Wright (47)	Anti-Money Laundering Officer
7601 Technology Way	(12/2014 to present)
Denver, CO 80237
Principal Occupation(s) During Past 5 Years:
Senior Vice President, Chief Compliance Officer of Curian Capital, LLC (12/2014 to present); Senior Vice President, Chief Compliance Officer of Curian Clearing LLC (12/2014 to present); Senior Vice President, Chief Compliance Officer of Jackson National Life Distributors LLC (2005 to present)

Board of Trustees Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. The Board consists of five Trustees who are not ‘interested persons’ of the Trust (the “Independent Trustees”). The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without management.

The Chairman of the Board is an Independent Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers, including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has established an Audit Committee, a Nominating and Governance Committee (the “Governance Committee”), and an Investment Review Committee. Each Committee is comprised of Independent Trustees. The chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committee receive and consider reports from a number of parties, such as the Investment Adviser, the sub-advisers, portfolio managers, the Trust’s independent registered public accountants, the Trust’s officers, including the Chief Compliance Officer, and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports. The Audit Committee is responsible for providing the Board a recommendation for the Trust’s independent auditor and the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. As of December 31, 2014, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Audit Committee. Mr. Wehrle serves as Chair of the Committee. The Audit Committee had four meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Committee, Gregory Contillo, Curian Variable Series Trust, 7601 Technology Way, Denver, Colorado, 80237. As of December 31, 2014, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Governance Committee. Mr. Contillo serves as Chair of the Governance Committee.  The Governance Committee had two meetings in the last fiscal year.

The Investment Review Committee reviews the performance of the Funds. The Investment Review Committee meets at least three times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each Trustee participates in the Investment Review Committee. Mr. Wetzel serves as Chair of the Investment Review

Committee. The Investment Review Committee had two meetings in the last fiscal year, following its formation in May 2014.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2014, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, held a position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund, and/or (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2014, the Trustees beneficially owned the following interests in shares of the Fund:

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Manager in the Family of Investment Companies
David W. Agostine	None	None
Gregory P. Contillo	None	None
Dylan E. Taylor	None	None
Mark S. Wehrle 1	$10,001 - $50,000	$10,001 - $50,000
Curian/PIMCO Total Return Fund Curian/WMC International Equity Fund
Scot T. Wetzel 2	Over $100,000	Over $100,000
Curian/PIMCO Income Fund Curian/PIMCO Total Return Fund Curian/WMC International Equity Fund
1	Pursuant to the Deferred Compensation Plan, Mr. Wehrle deferred a portion of his compensation that tracks shares of one or more series of Curian Series Trust.
2	Pursuant to the Deferred Compensation Plan, Mr. Wetzel deferred a portion of his compensation that tracks shares of one or more series of Curian Series Trust.

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2014, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee and Officer Compensation

As of January 1, 2015, each Independent Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $100,000, as well as a fee of $7,500 for each meeting of the Board attended. The Chairman of the Board, if an Independent Trustee, receives an annual retainer of $130,000, as well as a fee of $7,500 for each meeting of the Board attended. If a Trustee participates in a Board meeting by telephone, the Trustee will receive $2,500. The Chair of the Audit Committee receives an additional annual retainer of $13,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Governance Committee receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of the Investment Review Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Investment Review Committee receive $2,500 for each in-person or telephonic Investment Review Committee meeting.

The Independent Trustees received the following compensation for their services during the fiscal year ended October 31, 2014:

Trustee	Aggregate Compensation from the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex 1
David W. Agostine	$39,200	$0	$0	$183,500
Gregory P. Contillo	$35,450	$0	$0	$166,000
Dylan E. Taylor	$32,638	$0	$0	$152,250
Mark S. Wehrle	$35,923	$0	$0	$168,250[2]
Scot T. Wetzel	$33,875	$0	$0	$158,500[3]
1
The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and Curian Variable Series Trust (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees from the Trust and Fund Complex is $828,500.

2	Amount includes $33,650 deferred by Mr. Wehrle.
3	Amount includes $28,500 deferred by Mr. Wetzel.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

The Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Gregory P. Contillo. At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;

•	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and

•
The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Additional Information Concerning The Trustees

Below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching its conclusions, the Board considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

David W. Agostine. Mr. Agostine has over 19 years experience in planning/executing strategic business development, operational and financial initiatives for investment management organizations. He currently serves as the Principal for Market Metrics, LLC and prior to that was both the President/Fund Board Trustee of Dividend Capital Investments, Inc. as well as the President of DCI Group/Black Creek Global Advisors. The Board concluded that Mr. Agostine is suitable to act as Trustee of the Trust because of his understanding of the financial services industry and his prior and current work experience.

Gregory P. Contillo. Mr. Contillo has been the President of Crystal River Partners since 2005. In addition, he has extensive general business and financial services experience. The Board concluded that Mr. Contillo is suitable to act as Trustee of the Trust because of his understanding of the financial services industry and his prior and current work experience.

Dylan E. Taylor. Mr. Taylor has been the Global Chief Operating Officer for Colliers International since 2014 and Chief Executive Officer, Americas for Colliers International since 2009. In addition, he has extensive general business and financial services experience. The Board concluded that Mr. Taylor is suitable to act as Trustee of the Trust because of his professional leadership and directorship experience.

Mark S. Wehrle. Mr. Wehrle has over 31 years of general business experience, and he has specific experience with accounting, auditing, internal controls, and financial reporting that he gained as an audit partner serving financial services entities, including mutual funds. The Board concluded that Mr. Wehrle is suitable to act as Trustee of the Trust because of his accounting and business experience.

Scot T. Wetzel. Mr. Wetzel is an accomplished banking and business professional, with 21 years of extensive general business and financial services experience in both the public and private sector. The Board concluded that Mr. Wetzel is suitable to act as Trustee of the Trust because of his substantial knowledge of organizing, managing, and leading public and private company, bank, and civic boards of directors.

V. PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of January 30, 2015, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

As of January 30, 2015, no persons beneficially owned more than 5% or more of the shares of the Fund(s).

To the knowledge of the management of the Trust, as of January 30, 2015, no persons may be deemed to have a direct or indirect beneficial interest totaling more than 25% of the voting securities of any Fund.

VI. INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser and Portfolio Managers

Curian Capital, LLC

Curian Capital, 7601 Technology Way, Denver, CO 80237, is the investment adviser to the Trust. As investment adviser, Curian Capital provides the Trust with professional investment supervision and management. The Investment Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

Curian Capital acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement.

The Investment Advisory Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board. It may be terminated at any time upon 60 days notice by the Investment Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Funds pay the Investment Adviser a fee in respect of each Fund as described in the Prospectus.

For the fiscal years ended October 31, 2014, 2013, and 2012, the fees incurred by each Fund (before any fee waivers) pursuant to the Investment Advisory Agreement were as follows:

Fund	October 31, 2014	October 31, 2013	October 31, 20121
Curian/PIMCO Income Fund2	$740,797	$1,069,198	$626,260
Curian/PIMCO Total Return Fund3	$1,558,446	$1,631,934	$1,370,649
Curian/WMC International Equity Fund4	$653,767	$448,146	$332,913
1
This is for the period from the Funds’ commencement of operations on November 2, 2011 through the Funds’ fiscal year end on October 31, 2012. Prior to November 2, 2011, the Funds had not commenced operations; therefore, no fees were paid by the Funds to the Adviser prior to that date.

2	The Investment Adviser waived $740,797, $1,069,198, and $626,260 of its advisory fee for the fiscal years ended October 31, 2014, 2013 and 2012, respectively.
3	The Investment Adviser waived $1,558,446, $1,631,934, and $1,370,649 of its advisory fee for the fiscal years ended October 31, 2014, 2013 and 2012, respectively.
4	The Investment Adviser waived $653,767, $422,535, and $332,913 of its advisory fee for the fiscal years ended October 31, 2014, 2013 and 2012, respectively.

Investment Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Investment Adviser may, subject to the approval of the Board, select, contract with and compensate sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Investment Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660, serves as sub-adviser to the Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund. PIMCO is an investment management firm founded in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.
•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•
Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice. Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•
Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

▪	The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

▪	The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•
3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing

Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of October 31, 2014:

Curian/PIMCO Income Fund

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Manager
Mark R. Kiesel	31	$269,921.02	54	$59,697.69	155	$80,009.32

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Manager
Mark R. Kiesel	N/A	N/A	9	$6,323.87	17	$6,998.52

Curian/PIMCO Total Return Fund

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Mark R. Kiesel	31	$269,921.02	54	$59,697.69	155	$80,009.32
Scott A. Mather	34	$256,157.04	32	$21,736.88	46	$18,598.32
Mihir P. Worah	54	$280,929.13	32	$24,822.46	51	$28,829.13

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Mark R. Kiesel	0	$0	9	$6,323.87	17	$6,998.52
Scott A. Mather	0	$0	1	$405.69	5	$2,192.17
Mihir P. Worah	0	$0	1	$160.00	7	$1,522.85

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Security Ownership of Portfolio Manager for the Curian/PIMCO Income Fund as of October 31, 2014

Security Ownership of Portfolio Manager	Mark R. Kiesel
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Manager for the Curian/PIMCO Total Return Fund as of October 31, 2014

Security Ownership of Portfolio Managers	Mark R. Kiesel	Scott A. Mather	Mihir P. Worah
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

WELLINGTON MANAGEMENT COMPANY LLP

Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to the Curian/WMC International Equity Fund. Wellington Management is a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Portfolio Manager Compensation Structure

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management, Curian Capital, LLC, and Curian Series Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for a Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Choumenkovitch and Ms. Stilwell are Partners.

Fund	Incentive Benchmark(s)/Peer Groups
Curian/WMC International Equity Fund	MSCI AC World ex US Index

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of October 31, 2014:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Nicolas M. Choumenkovitch	9	$4,932.9	11	$1,739.5	27	$10,463.0
Tara Connolly Stillwell, CFA	9	$4,932.9	8	$1,552.4	24	$7,356.0

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Nicolas M. Choumenkovitch	N/A	N/A	1	$61.5	3	$4,164.6
Tara Connolly Stillwell, CFA	N/A	N/A	2	$1,169.5	2	$1,067.4

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Ms. Stilwell and Mr. Choumenkovitch also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Security Ownership of Portfolio Managers for the Curian/WMC International Equity Fund as of October 31, 2014

Security Ownership of Portfolio Managers	Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Sub-Advisory Fees

As compensation for their services, the Sub-Advisers receive fees from the Fund computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund.

The following is a schedule of the sub-advisory fees the Funds are currently obligated to pay the sub-advisers:

FUND	ASSETS	FEES
Curian/PIMCO Income Fund	All Assets	0.25%
Curian/PIMCO Total Return Fund	Assets up to $3 billion1 All assets When assets exceed $3 billion1 $0 to $1 billion Amounts over $1 billion	0.25% 0.25% 0.225%
Curian/WMC International Equity Fund	$0 to $250 million Amounts over $250 million	0.45% 0.40%
1
When aggregate net assets of Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund of the Curian Series Trust and JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust equal or exceed $3 billion, the annual rates are applicable to all the amounts in the Curian/PIMCO Total Return Fund. The fee is computed based on the combined market value of the Curian/PIMCO Total Return Fund of Curian Series Trust and JNL/PIMCO Total Return Fund of JNL Series Trust, and PIMCO will aggregate Curian/PIMCO Total Return Fund (Curian Series Trust) and JNL/PIMCO Total Return Bond Fund (JNL Series Trust) assets to derive an average fee to be applied to Curian/PIMCO Total Return Fund (Curian Series Trust) and JNL/PIMCO Total Return Bond Fund (JNL Series Trust).

For the fiscal years ended October 31, 2014, 2013, and 2012, the fees incurred by the Funds pursuant to each Sub-Advisory Agreement were as follows:

Fund	Period Ended October 31, 2014	Period Ended October 31, 2013	Period Ended October 31, 20121
Curian/PIMCO Income Fund	$1,234,656	$1,781,986	$1,043,756
Curian/PIMCO Total Return Fund	$2,380,014	$2,445,094	$2,140,828
Curian/WMC International Equity Fund	$1,868,376	$1,319,963	$998,410
1	This is for the period from the Funds’ commencement of operations on November 2, 2011 through the Funds’ fiscal year end on October 31, 2012.

Subject to the supervision of the Investment Adviser and the Board pursuant to investment sub-advisory agreements entered into between the Investment Adviser and each of the Sub-Advisers, the Sub-Advisers invest and reinvest or make recommendations to invest and reinvest the Fund’s assets consistent with the Fund’s respective investment objectives and policies. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board. A sub-advisory agreement may be terminated at any time upon 60 days’ notice by either party or under certain sub-advisory agreements, upon 60 days’ notice of the Trust and the Investment Adviser and 60 days’ notice of the sub-adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Investment Adviser and the Fund. Additional Funds may be subject to a different agreement.

Curian Capital and the Trust have been granted an exemption from the SEC for a multi-manager structure that allows Curian Capital to hire, replace or terminate sub-advisers with approval of the Board and without the approval of shareholders. The order also allows Curian Capital to materially revise a Sub-Advisory Agreement with the approval of the Board, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser in an Information Statement within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. Curian Capital provides the following oversight and evaluation services to the Funds:

•	Performing initial due diligence on prospective sub-advisers for the Funds;
•	Monitoring the performance of sub-advisers;
•	Communicating performance expectations to the sub-advisers; and
•	Ultimately recommending to the Board whether a sub-adviser’s contract should be renewed, modified or terminated.

Curian Capital does not expect to recommend frequent changes of sub-advisers. Although Curian Capital will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. At the initial shareholder meeting on March 25, 2011, the initial shareholder of the Funds approved this multi-manager structure.

Administrative Fee. Each Fund pays to Curian Capital (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of each Fund as set forth below.

Fund	Assets	Administrative Fee
Curian/PIMCO Total Return Fund1	All Assets	0.60%
Curian/PIMCO Income Fund1	All Assets	0.60%
Curian/WMC International Equity Fund2	All Assets	0.85%
1 Curian Capital will voluntarily waive 0.60% on all assets.
2 Curian Capital will voluntarily waive 0.85% on all assets.

The Administrator pays Jackson Fund Services, a division of Jackson National Asset Management, LLC (“Sub-Administrator”), a fee to provide sub-administration services to the Funds. In return for the Administrative Fee, the Administrator/Sub-Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator/Sub-Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees. The total fees paid by the Trust to the Administrator for the fiscal year ended October 31, 2014 and 2013 were $12,901,649 and $13,343,990, respectively. For the period from the Funds’ commencement of operations on November 2, 2011 through fiscal year ended October 31, 2012, the total fees paid by the Trust to the Administrator were $9,874,031.

For the fiscal years ended October 31, 2014, 2013, and 2012, the fees incurred by the Funds (before any fee waiver) pursuant to the Administration Agreement were as follows:

Fund	Period Ended October 31, 2014	Period Ended October 31, 2013	Period Ended October 31, 2012 1
Curian/PIMCO Income Fund 2	$2,963,190	$4,276,783	$2,505,010
Curian/PIMCO Total Return Fund 3	$6,233,785	$6,527,723	$5,482,533
Curian/WMC International Equity Fund 4	$3,704,674	$2,539,484	$1,886,488
1
This is for the period from the Funds’ commencement of operations on November 2, 2011 through the Funds’ fiscal year end on October 31, 2012. Prior to November 2, 2011, the Funds had not commenced operations; therefore, no fees were paid by the Trust to the Administrator prior to that date.

2	The Investment Adviser waived $785,955, $115,734, and $158,611 of its administration fee for the fiscal years ended October 31, 2014, 2013, and 2012, respectively.
3	The Investment Adviser waived $1,845,763, $469,492, and $679,405 of its administration fee for the fiscal years ended October 31, 2014, 2013, and 2012, respectively.
4	The Investment Adviser waived $889,575, $0, and $37,693 of its administration fee for the fiscal years ended October 31, 2014, 2013, and 2012, respectively.

Custodian and Transfer Agent. The custodian has custody of all securities and cash of the Trust maintained in the United States and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for all of the Funds.

Jackson National Asset Management, LLC, 225 West Wacker, Suite 1200, Chicago, Illinois 60606, is the transfer agent and dividend-paying agent for each Fund of the Trust.

Independent Registered Public Accounting Firm. The Board has appointed KPMG LLP as the Trust’s independent registered public accounting firm. KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

The Distributor. Curian Clearing LLC (the “Distributor” or “Curian Clearing”), 7601 Technology Way, Denver, Colorado 80237, is the statutory underwriter and facilitates the registration and distributor of the shares of the Trust on a continuous basis. The Distributor is not obligated to sell any specific amount of Fund shares. Curian Clearing is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. An amended and restated Distribution Agreement was last approved by the Board on December 10, 2014.

The Funds did not pay commissions or other compensation to Curian Clearing during the most recent fiscal year.

Fund Transactions and Brokerage

Pursuant to the Investment Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each applicable sub-adviser considers a number of factors described in its policy and procedures. The sub-advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The sub-adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A sub-adviser may use research services provided by broker-dealers through which the sub-adviser effects Fund transactions in serving any or all of its accounts, and the sub-adviser may not use all such services in connection with its services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended October 31, 2014, the following Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which may have provided research services to the Funds’ sub-advisers:

Fund	Gross Dollar Value of Purchases/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers1
Curian/WMC International Equity Fund	$466,969,109.80	$711,474.28
1
The estimates are based upon custody data provided to Capital Institutional Services (“CAPIS”) using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $0.02per share and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $0.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Curian Capital, in its capacity as the Trust’s investment adviser, and each of the sub-advisers retained by Curian Capital (and approved by the Trust) to manage certain of the Funds (each a “Sub-Adviser”), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, Curian Capital and the Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of separately managed accounts that invest in Fund shares. The Trust, Curian Capital, the Sub-Advisers and Curian Clearing, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Investment Adviser or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. The Board has adopted procedures and such transactions are reported to the Board on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. The Board has adopted procedures and all such transactions are reported to the Board on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. The Board has adopted procedures and all such transactions are reported to the Board on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Investment Adviser or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the periods ended October 31, 2014, 2013, and 2012, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	Period ended October 31, 2014	Period ended October 31, 2013	Period ended October 31, 20121
Curian/PIMCO Income Fund	$8,943	$4,635	$225
Curian/PIMCO Total Return Fund	$49,278	$15,049	$8,548
Curian/WMC International Equity Fund	$871,383	$716,645	$567,340
1	This is for the period from the Funds’ commencement of operations on November 2, 2011 through the Funds’ fiscal year end on October 31, 2012.

During the periods ended October 31, 2014, 2013, and 2012, the Funds did not pay any amounts in brokerage commissions to broker-dealers affiliated with the Funds through a Sub-Adviser.

As of October 31, 2014, the following Funds owned securities of one or more of each Fund’s regular broker-dealers, or a publicly traded parent company of such broker-dealer:

FUND	BROKER-DEALER	VALUE OF SECURITIES OWNED (IN THOUSANDS)
Curian/PIMCO Income Fund	Barclays Capital Inc.	$8,971
Curian/PIMCO Income Fund	Citigroup Global Markets	$6,734
Curian/PIMCO Income Fund	Deutsche Bank Alex Brown Inc.	$157
Curian/PIMCO Income Fund	J.P. Morgan	$27,568
Curian/PIMCO Income Fund	Merrill Lynch, Pierce, Fenner, & Smith	$6,572
Curian/PIMCO Income Fund	Morgan Stanley & Co., Inc.	$6,924
Curian/PIMCO Total Return Fund	Credit Suisse Securities, LLC	$11,211
Curian/PIMCO Total Return Fund	Goldman Sachs & Co.	$2,045
Curian/PIMCO Total Return Fund	Merrill Lynch, Pierce, Fenner, & Smith	$23,033
Curian/PIMCO Total Return Fund	Morgan Stanley & Co., Inc.	$10,812
Curian/PIMCO Total Return Fund	UBS Securities LLC	$6,076
Curian/WMC International Equity Fund	Barclays Capital Inc.	$1,000
Curian/WMC International Equity Fund	BNP Paribas Securities	$2,195
Curian/WMC International Equity Fund	Merrill Lynch, Pierce, Fenner, & Smith	$2,243
Curian/WMC International Equity Fund	Mitsubishi Securities	$6,654
Curian/WMC International Equity Fund	Societe Generale Bannon L.L.C.	$1,204
Curian/WMC International Equity Fund	UBS Securities LLC	$8,611

Code of Ethics.

To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Investment Adviser, the Sub-Advisers, and Curian Clearing have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust’s and the Investment Adviser’s Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds.

The Board has adopted the proxy voting policy and procedures (“Policy”) of the Investment Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Investment Adviser, and pursuant to which the Investment Adviser has delegated proxy voting responsibility to each of the Sub-Advisers. The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”). The policies and procedures (or summaries) will be filed with this SAI.

The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, Curian shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures. With respect to any proxies in the Funds, Curian Capital will send such proxies to shareholders to vote, regardless of whether such shareholder has delegated proxy voting authority to Curian Capital, in order to mitigate the potential conflict of interest of Curian Capital voting proxies for funds that it manages. For those shares for which no voting instructions are received from a shareholder, Curian Capital will vote the proxies on those shares in the same proportions as those shares for which voting instructions are received from other shareholders (sometimes referred to as “echo voting”). As a result, the vote of a small number of shareholders could determine the outcome of a proposal. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 are available (1) without charge, upon request by calling 1-877-874-4143 (Curian Client Services), (2) on Curian Capital’s website at www.curian.com, and (3) on the SEC’s website at www.sec.gov.

VII. DISCLOSURE OF PORTFOLIO INFORMATION

The Investment Adviser, the Distributor, and the Trust’s Board have approved and adopted policies and procedures governing the disclosure of information regarding the portfolio holdings of each Fund. In adopting these policies and procedures, the Board assessed the use of Fund portfolio information and the manner in which such information is conveyed to other parties, including shareholders. The procedures are designed to control the disclosure of Fund portfolio information. The policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information with the interests of the Investment Adviser and the Distributor in the administration and management of the Funds.

As a general matter, it is the Trust’s policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

In order to implement this policy, the procedures generally provide that:

•
Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period or after such period required under applicable law. Information about the Funds’ portfolio holdings may not, except as specified in the policies and procedures, be disclosed until it is either filed with the SEC, mailed to shareholders, or posted on www.curian.com;

•
Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Trust’s President (in consultation with the Trust’s Chief Compliance Officer, when necessary); and

•
Information about the Funds’ portfolio holdings shall not be disclosed by the Funds and/or the Trust, the Investment Adviser, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

Additionally, the Funds and/or the Trust, the Investment Adviser, and the Distributor may periodically disclose portfolio holdings information in the following instances:

•
The Funds and/or the Trust, the Investment Adviser, and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on www.curian.com one (1) day prior to the use of any printed materials.

•
Portfolio holdings information may be made available on an ongoing basis to the Trust’s and/or the Funds’ service providers (including the Investment Adviser, Sub-Advisers, Administrator, Sub-Administrator, custodian, Distributor, transfer agent, shareholder servicing agent, independent auditors, or Trust counsel (or any of their affiliates)) that has entered into a written agreement with the Trust and/or a Fund, provided that such information is made available for use by the service provider in the performance of its services to, or in the monitoring of, the Trust and/or Fund on a confidential basis, unless the information is publicly available.

•
The Funds may disclose their portfolio holdings to mutual fund databases and rating services under certain circumstances. The disclosure of portfolio holdings to service providers generally is made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

•	Portfolio holdings information may be made available to investors or potential investors upon request, provided that the information is publicly available.

•
The Funds may disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

•
From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Trust’s President shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and Financial Industry Regulatory Authority (“FINRA”) requirements related to personal trading and access monitoring. Upon review and authorization by the Trust’s President (in consultation with the Trust’s Chief Compliance Officer, when necessary), in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

The Board may amend the Trust’s policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders and/or in response to changes in federal securities laws.

VIII. PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of each Fund may be purchased at their respective net asset values.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value (“NAV”) of a Fund’s shares is determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of a Fund’s share may also not be determined on days designated by the Board or on days designated by the SEC.

The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the OTC market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Board has adopted procedures pursuant to which the Investment Adviser may determine, subject to ratification by the Board, the “fair value” of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund’s NAV is not calculated.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Trust’s procedures for pricing of portfolio securities authorize the Investment Adviser, subject to verification by the Board, to determine the “fair value” of such securities for purposes of calculating a Fund’s NAV. This will occur if the Investment Adviser determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust’s pricing procedures to be a “significant event.” Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Investment Adviser adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described above in this section and such valuation will be made as of the same time the redemption price is determined.

The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Trust may make exceptions to the shareholder purchase and redemption requirements when conditions require and such exception is in the best interests of the Trust and its shareholders.

IX. DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares. The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund even though (1) the matter has not been approved by a majority vote of the shares of any other Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Board may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

(i)	To change the name of the Trust or any Series,

(ii)	To add to their duties or obligations or surrender any rights or powers granted to them herein;

(iii)
To cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of the Declaration; and

(iv)
To eliminate or modify any provision of the Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

X. TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. This information is general in nature only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The information is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The information applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The information here and in the Prospectus is not intended as a substitute for careful tax planning.

Each Fund intends to qualify as a “regulated investment company” or “RIC” under the Code by satisfying certain distribution, qualifying income and diversification requirements. Accordingly, each Fund intends to distribute net investment income and capital gains to shareholders in amounts that will avoid or minimize federal income tax at the Fund level and the 4% excise tax applicable to most RICs. Furthermore, distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed any capital loss carryforwards.

The Fund may carry forward capital losses for an unlimited period, and any capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

At October 31, 2014, none of the Funds had unused capital loss carryovers for U.S. federal income tax purposes.

Notwithstanding the relief provisions in the Act, if a Fund failed to qualify as a RIC for any year, all of its income would be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally would be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction may be available for eligible corporate shareholders (which are subject to certain limitations) and distributions to individual shareholders may qualify as qualified dividend income (subject to certain limitations). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

All Fund distributions will be made in cash by the Funds unless you instruct a Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions. All distributions out of a Fund’s current or accumulated earnings and profits generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund’s investment company taxable income (which includes any short-term capital gains) are generally taxable to a U.S. shareholder as ordinary income. However, as further discussed herein, certain dividends received by a Fund may be taxed at the lower capital gains tax rates. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders.

A maximum tax rate of 15% or 20% applies to long-term capital gains and “qualified dividend income” for individualtaxpayers, depending on their adjusted gross income. In addition, the maximum rate of tax applicable to ordinary income of individual taxpayers is 39.6%. Each Fund is required under the Code to separately report distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for a lower maximum rate. A shareholder needs to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividend income in order to obtain the benefit of the reduced maximum rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Funds not invested in equity securities that generate dividend income with moderate to low portfolio turnover rates are not expected to generate significant amounts of qualified dividend income for individuals or income qualifying for the dividends received deduction for corporations.

Sales of Shares. Upon the disposition of shares of a Fund (whether by redemption or exchange), a shareholder will realize a gain or a loss. Such gain or loss will be deemed a capital gain or loss if the shares are considered capital assets in the shareholder's hands, and long-term or short-term treatment will generally depend upon the shareholder's holding period of his or her investment. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced with substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Generally, if you received capital gain distributions (or had to report undistributed capital gains) on mutual fund shares that you held for 6 months or less and sold at a loss, you would report only the part of the loss that is more than the capital gain distribution (or undistributed capital gain) as a short-term capital loss. The rest of the loss is reported as a long-term capital loss.

Backup Withholding. Federal regulations requires that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. Failure to furnish a certified TIN to the Transfer Agent could subject you to a penalty imposed by the IRS and possible federal withholdings on dividend income earned. Each Fund may be required to withhold at an applicable rate on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures, Forward Contracts and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts. Some of the options, futures and forward contracts used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because of limited issued authority regarding rules applicable to straddles, the tax consequences of transactions in options, futures, and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to a Fund may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts. In addition, the status of certain swap contracts and other commodity-linked derivative instruments may not be considered qualifying income. Each Fund will therefore restrict its income from certain swaps and other derivative securities where the income from such investments may produce non-qualifying income (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of such Fund’s gross income.

Medicare Tax on Net Investment Income. An additional tax at a rate of 3.8% applies to the lesser of (1) an individual’s “net investment income” or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Passive Foriegn Investment Companies. The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment type income.

Currently, the Funds elect to mark-to-market PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Realized gains from disposition of PFIC shares would also be treated as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Under this election, there is no RIC level tax, but the Fund could in limited circumstances incur nondeductible interest charges. Each Fund’s intention to qualify annually as a RIC may limit its elections with respect to PFIC shares.

Because the application of PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. A Form 1099-DIV will be sent to each shareholder which will disclose the amount, if any, of the foreign taxes paid by the Fund that will “pass through” for the preceding calendar year.

Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. In addition, the foreign tax deduction or credit may be limited for those subject to the alternative minimum tax. Shareholders are advised to consult their own tax advisers.

Original Issue Discount. Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities that may be acquired by a Fund may be treated as having acquisition discount. Generally, a Fund will be required to include the acquisition discount in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund at a time other than when the Adviser might otherwise have sold such securities.

Other Tax Matters. Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest derived from FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Cost Basis Reporting. Each Fund must report to the IRS and furnish to its shareholders detailed “cost basis” and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”) and sold on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

The Funds’ default cost basis calculation methodology will be based on the average cost of all shares purchased on or after January 1, 2012. If you and your financial or tax advisor determine another method to be more beneficial for your situation, you will be able to change your default setting to another IRS-accepted cost basis method via the Fund’s website, or by notifying the Fund’s transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares. If you hold Fund shares through a broker-dealer (or another nominee), please contact that broker-dealer (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect and to obtain more information about how the new cost basis reporting law applies to them.

XI. FINANCIAL STATEMENTS

The audited financial statements and financial highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of and for each of the periods presented through October 31, 2014, included in the Trust’s Annual Report to shareholders are incorporated by reference into (which means they legally are part of) this SAI. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service
Short-Term Issue Ratings
Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Issue Ratings.
Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR. Withdrawn.

Moody’s applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Ratings Services

Short-Term Issue Credit Ratings.
A-1. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s Ratings Services (“S&P”). The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an ‘A-3’ short-term rating (i.e., cross over to investment grade for their short-term rating). These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ has above average creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term. They should have a combination of very strong liquidity and limited near-term event risk.

B-2. A short-term obligation rated ‘B-2’ has average speculative-grade creditworthiness. They should have adequate to good liquidity and may have limited near-term event risk.

B-3. A short-term obligation rated ‘B-3’ has weak speculative-grade creditworthiness. They may have poor to merely adequate liquidity and have significant near-term event risk.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P Ratings Services believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;
2.	Nature of and provisions of the obligation;

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

AAA. An obligation rated AAA has the highest rating assigned by S&P Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P Ratings Services believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Short-Term Issue Ratings.
F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

F3. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Long-Term Issue Ratings

AAA.
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D.
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

DBRS Limited
Commercial Paper and Short Term Debt Ratings

R-1 (high)†
Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†
Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†
Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†
Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†
Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†
Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3†
Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†
Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†
Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

† R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited

CURIAN SERIES TRUST

and

CURIAN VARIABLE SERIES TRUST

PROXY VOTING POLICY

Proxy Voting Policy

It is the policy of the Curian Series Trust and the Curian Variable Series Trust (each a “Trust,” and together the “Trusts”) to ensure that proxies are voted in the best interests of shareholders of each series of the Trusts (each a “Fund,” together the “Funds”).

The Board of Trustees of the Trusts has adopted this proxy voting policy by which Curian Capital, LLC (the “Adviser”), the investment adviser of the Funds, and the investment sub-advisers (the “Sub-Advisers”) for the Funds that have sub-advisers, are hereby authorized to vote proxies related to Fund securities. Pursuant to each of their Investment Sub-Advisory Agreements, the Sub-Advisers are hereby authorized to vote the proxies relating to Fund securities selected by that Sub-Adviser. The Adviser is hereby authorized to vote the proxies related to Fund securities for Funds for which there is no Sub-Adviser.

Conflicts of Interest

The Adviser and/or the Chief Compliance Officer (“CCO”) shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Trusts’ Board for review. The Adviser seeks to ensure that the Sub-Advisers take into account the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, the Adviser recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the Sub-Adviser reasonably believes that the operational or other costs involved in voting a proxy outweigh the potential benefits, the Adviser shall permit a Sub-Adviser to abstain from voting. In particular, the Adviser recognizes the following circumstances where voting might not be in the best interests of a Fund:

•	Voting a proxy for securities held in a passively managed index fund;
•
Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, in the event a Sub-Adviser is prevented from voting proxies on the Fund’s holdings due to regulatory requirements or other limitations, the Adviser may, in limited circumstances, vote proxies on behalf of the Fund(s) and its Sub-Adviser. For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), the Adviser shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares. If the only shareholders of the Underlying Fund are one or more Fund of Funds, or one or more shareholders affiliated with the Trusts or the Adviser (excluding separate accounts organized by an affiliated insurance company for the purpose of issuing variable insurance products), then it is the Adviser’s policy to vote Underlying Fund shares held by the Fund of Funds in accordance with the recommendation of the relevant Board of the Trust whose series is the Underlying Fund with respect to the proposal. The Adviser believes that any potential conflict of interest will be obviated because a majority of the members of that Board are independent Trustees. The Adviser will report to that Board with respect to the voting of proxies on behalf of the Fund of Funds portfolios.

Foreign Regulatory Reporting and Conflicts of Interest

For purposes of United Kingdom Financial Services Authority reporting and other foreign jurisdictional reporting, within the larger Prudential plc group framework to which the Adviser is subject, it is noted that:

•
Prudential plc, and its affiliates and subsidiaries (with the exception of the Adviser), does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which Adviser and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds (“Voting Rights”);

•	The Adviser and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and
•
The Adviser and/or the Sub-Advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

The Adviser, Sub-Advisers, and the Trusts are deemed independent of Prudential plc and its affiliates and subsidiaries for purposes of voting proxies of the securities held by the Fund.

Annual Approval

At least annually, the Trusts’ administrator and/or sub-administrator shall review the proxy voting procedures of each Sub-Adviser, or a summary thereof.

Effective: November 29, 2011
Updated: December 10, 2013
Updated: March 12, 2014

Curian Capital, LLC
(“Capital”)
Proxy Voting Policies and Procedures
Custom Style Portfolio Proxy Voting

For the Custom Style Portfolio program (“CSP”) where Capital is responsible to vote proxies for a client, it has adopted policies and procedures in an effort to ensure that votes are cast in the best interests of its clients and that proper documentation is maintained relating to how proxies were voted. Clients that choose to vote proxies on their own will be contacted by Broadridge to arrange for the receipt of proxy material and how to submit their votes.

Capital, and /or its affiliates, has contracted with Institutional Shareholder Services Inc. (“ISS”) to act on its behalf in voting proxies. ISS is an independent research and voting service that makes voting recommendations for proxies relating to equity securities in accordance with its guidelines which have been adopted by Capital (“Guidelines”). By following the guidelines of an independent third party, Capital intends to eliminate any conflict of interest Capital may have with respect to proxies covered by these guidelines.

As part of this arrangement, Capital may direct ISS to separately vote a proxy if it determines that such action is in the best interest of clients. In such instances, the head of the Asset Management Group (“AMG”) or designee is authorized to vote the proxy on behalf of Capital as part of the Guidelines.

Conflicts of Interests relating to proxy proposals will be handled in various ways depending on the type and materiality. Generally, where the Guidelines outline Capital’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with Capital’s Guidelines. Where the Guidelines outline the Capital’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Guidelines, then Capital will choose either to vote the proxy in accordance with the voting recommendation of a non-affiliated their party vendor, or vote the proxy pursuant to client direction. The method selected by the Capital will depend upon the facts and circumstances of each situation and the requirements of applicable law.

Capital may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has retained the right to vote the proxy, 2) where Capital deems the cost of voting exceeds any anticipated benefits to the client, 3) where a proxy is received for a client account that has been terminated, 4) where a proxy is received for a security the firm no longer manages (i.e. all Model Managers had previously sold the entire position), and /or 5) where the exercise of voting rights could restrict the ability of the portfolio manager to freely trade the security.

Mutual Fund Proxy Voting

Capital ordinarily does not vote proxies for securities held in Fund portfolios. Except for portfolios managed directly by Capital, Capital and the Trust have delegated the responsibility of voting the
December 2013

Funds’ proxies to the Funds‘ Sub-Advisers in accordance with their own proxy voting guidelines. The proxy voting policies of the Sub-Advisers have been reviewed and approved by the Board of the Trust. Sub-Advisers may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest. On the infrequent occasions where Capital may be required to vote a proxy issued by an exchange traded fund (ETF), it will instruct the ETF to vote Capital‘s shares in the same proportion voted by all other shareholders of the ETF.

In the event a Sub-Adviser is prevented from voting proxies on the Fund’s holdings due to regulatory requirements or other limitations, Capital may, in limited circumstances, vote proxies on behalf of the Fund(s) and its Sub-Adviser. For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the Investment Company Act of 1940 (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), Curian shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares.

With respect to any Fund proxies, Capital will send such proxies to the Fund shareholders (regardless of whether the Fund shareholders have delegated proxy voting authority to Capital) or contract owners (collectively referred to as “shareholders”), as the case may be, to vote, in order to mitigate the potential conflict of interest of Capital voting proxies on Funds that Capital manages. For those shares for which no voting instructions are received from a shareholder, Capital shall vote those proxies in the same proportion as those shares for which voting instructions are received from other shareholders (referred to as "echo voting"). As a result, the vote of a small number of shareholders could determine the outcome of a proposal.

Capital analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of the Funds. Capital’s fiduciary obligation to the Funds extends to proxy voting. When voting proxies, Capital considers those factors that would affect the value of the Funds’ investments. Capital believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. The guidelines that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Funds. Capital, at its sole discretion, may vote these proxies itself or it may include these shares with those being voted by ISS for Capital’s separately managed account holdings. By following the guidelines of an independent third party, Capital intends to eliminate any conflict of interest Capital may have with respect to proxies covered by these guidelines.

AMG and/or the Compliance Department coordinates with ISS regarding proxy voting issues and is the gatekeeper for any ISS voting information. Any questions from clients regarding specific proxy voting are to be referred AMG. The Compliance Department will periodically sample proxy voting to make certain that the Guidelines are being followed. The Compliance Department will also periodically review AMG’s coordination with ISS on voting matters and the retention of records to document proxies voted directly by Capital.

Clients are able to view specific issuer proxy votes by Curian (or for the Funds, their sub-advisers) through a link to the ISS web site. This link is made available to clients as a standard part of their
December 2013

monthly report. Capital has obtained an undertaking that, in accordance with Rule 204-2(c)(2) of the Investment Advisers Act of 1940, ISS will make and retain, on Capital’s behalf, copies of the proxy statements and records of votes cast. Under its delegation of proxy voting to ISS, such records are to be maintained for at least five years and made available promptly on request.
The Funds are required to make a yearly report to the Securities and Exchanges Commission (“SEC”) no later than the end of August of each year reporting all proxy votes by the Funds from the period from July 1st through June 30thof the prior twelve months. ISS prepares this report on Form N-PX for filing by Capital on behalf of the Trust.
Clients may obtain a description of Capital’s current Proxy Voting Policies, Procedures and Guidelines by sending a written request to Curian Capital, LLC, Attn: Client Services Department, 7601 Technology Way, Denver, CO 80237, or by calling the Client Services Department at 800-358-4574. This information will be retained as part of Capital’s client correspondence records.
December 2013

Proxy Voting Policy & Procedures June 2014

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

Policy

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

A. General Statements of Policy
These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

Effective Date: August 2003 Revised Date: May 2007 May 2010 October 2012 June 2014

1Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

B.	Conflicts of Interest

	1.	Identification of Material Conflicts of Interest

		a)	In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

		b)	Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

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c)
Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.
Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

	a)	Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

	b)	Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

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If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)	PIMCO-Affiliated Fund Shares Voted by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d)
All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.
If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

e)	Methods for Resolving Identified Conflicts of Interest.

	1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have

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divergent interests, the applicable PM or another PM may vote the proxy as follows:

	■	If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

	■	If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)	Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

	■	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

	■	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

■
Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

	■	The extent and nature of the actual or apparent conflict of interest;

	■	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

	■	The nature of the relationship of the issuer with PIMCO (if any);

	■	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

	■	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)	The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that

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such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

f)	Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g)	Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.
C.	Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

	1.	Proxy Voting Process: Equity Securities

a)
The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.
The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

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b)	Overrides of ISP’s Recommendations.

	1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

		■	Name and ticker symbol of issuer;

		■	Percentage of the outstanding shares of the issuer held;

		■	The name(s) of the fund(s) or account(s) holding the securities;

		■	A summary of the proposal;

		■	The date of the shareholder meeting and the response deadline;

		■	Whether the proposal is being made by management or a shareholder;

		■	Management’s recommendation with respect to the proposal;

		■	The ISP recommendation with respect to the proposal;

		■	The reasoning behind the PM’s decision to recommend the override;

		■	Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

		■	Whether the PM has been contacted by an outside party regarding the vote.

	2)		Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

	3)		Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

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	c)	When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)
The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.
The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

	b)	Overrides of the Credit Research Group’s Recommendations.

		1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

			■	Name and ticker symbol of issuer;

			■	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

			■	The name(s) of the fund(s) or account(s) holding the securities;

			■	A summary of the proposal;

			■	The date of the security holder meeting and the response deadline;

			■	Whether the proposal is being made by management or a security holder;

			■	Management’s recommendation with respect to the proposal;

● The Credit Research Group recommendation with respect to the proposal;

● The reasoning behind the PM’s decision to recommend the override;

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●
Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

● Whether the PM has been contacted by an outside party regarding the vote.

		2)	Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

		3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

	c)	When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)
Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However,

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if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

	b)	Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

	c)	Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

	d)	Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

	e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.
For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to

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implementing PIMCO’s voting instructions.

	5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D.	U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing

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the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E.	PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.
Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.	Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

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Wellington Management Company, llp
Global Proxy Policies and Procedures

Introduction
Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

Wellington Management Company, llp
Global Proxy Policies and Procedures

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Wellington Management Company, llp
Global Proxy Policies and Procedures

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

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Global Proxy Policies and Procedures

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been

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Global Proxy Policies and Procedures

lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Proceduresmay be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including

Wellington Management Company, llp
Global Proxy Policies and Procedures

the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Wellington Management Company, llp
Global Proxy Voting Guidelines

Introduction
Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

	• Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

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Global Proxy Voting Guidelines

•	Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director (SP):	Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees:	For

•	Approve Bonuses for Retiring Directors:	Case-by-Case

•	Elect Supervisory Board/Corporate Assembly:	For

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Global Proxy Voting Guidelines

•	Elect/Establish Board Committee:	For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans:	For

•	Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the

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Global Proxy Voting Guidelines

proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy:	Case-by-Case

•	To approve compensation packages for named executive Officers:	Case-by-Case

•	To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

•	Exchange Underwater Options:	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP):	For

•	Shareholder Approval of All Stock Option Plans (SP):	For
•	Disclose All Executive Compensation (SP):	For

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Global Proxy Voting Guidelines

Reporting of Results

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees:	Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors:	Case-by-Case

•	Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

-	We generally support plans that include:
	-	Shareholder approval requirement
	-	Sunset provision

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Global Proxy Voting Guidelines

-	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting:	Against

•	Establish Right to Call a Special Meeting or Lower
	Ownership Threshold to Call a Special Meeting (SP):	Case-by-Case

•	Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent:	Against

Capital Structure

•	Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

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Global Proxy Voting Guidelines

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Authorize Share Repurchase:	For

•	Authorize Trade in Company Stock:	For

•	Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

•	Issue Stock with or without Preemptive Rights:	Case-by-Case

•	Issue Debt Instruments:	Case-by-Case
Environmental and Social Issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

•	Disclose Political and PAC Gifts (SP):	Case-by-Case

•	Report on Sustainability (SP):	Case-by-Case

Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case

Dated: March 8, 2012

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CURIAN SERIES TRUST

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 28. Exhibits

(a)	(1)		Agreement and Declaration of Trust of Registrant dated November 5, 2010.[1]

(b)	(1)		By-Laws of Registrant dated November 5, 2010.[1]

(c)			Not Applicable

(d)	(1)		Curian Capital, LLC ("Curian Capital")

		(i)	Investment Advisory Agreement between Curian Capital and Registrant effective March 22, 2011.[2]

		(ii)	Amendment, effective December 14, 2012, to the Investment Advisory Agreement between Curian Capital and Registrant dated March 22, 2011. [2]

	(2)		Pacific Investment Management Company LLC ("PIMCO")

		(i)	Investment Sub-Advisory Agreement between Curian Capital and PIMCO effective July 1, 2011.[3]

		(ii)	Amendment, effective December 14, 2012, to Investment Sub-Advisory Agreement between Curian Capital and PIMCO dated July 1, 2011.[5]

		(iii)	Amendment, effective December 3, 2013, to Investment Sub-Advisory Agreement between Curian Capital and PIMCO dated July 1, 2011.[6]

		(iv)	Amendment, effective August 21, 2014, to Investment Sub-Advisory Agreement between Curian Capital and PIMCO dated July 1, 2011, attached hereto.

	(3)		Wellington Management Company, LLP ("Wellington")

		(i)	Investment Sub-Advisory Agreement between Curian Capital and Wellington effective September 2, 2011.[3]

		(ii)	Amendment, effective December 14, 2012, to Investment Sub-Advisory Agreement between Curian Capital and Wellington dated September 2, 2011.[5]

		(iii)	Amendment, effective December 3, 2013, to Investment Sub-Advisory Agreement between Curian Capital and Wellington dated July 1, 2011.[6]

		(iv)	Amendment, effective August 21, 2014, to Investment Sub-Advisory Agreement between Curian Capital and Wellington dated July 1, 2011, attached hereto.

		(v)	Amendment, effective January 1, 2015, to Investment Sub-Advisory Agreement between Curian Capital and Wellington dated July 1, 2011, attached hereto.

(e)	(1)	(i)	Amended and Restated Distribution Agreement between Registrant and Curian Clearing LLC ("Curian Clearing"), dated March 1, 2012.[5]

		(ii)	Amendment, effective December 14, 2012, to the Amended and Restated Distribution Agreement between Registrant and Curian Clearing, dated March 1, 2012. [5]

(f)			Not Applicable.

(g)	(1)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. ("JPMorgan Chase") dated March 24, 2011.[2]

		(ii)	Mutual Fund Rider, effective March 24, 2011, to the Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[2]

(iii)
Settled Securities Class Action Services Agreement between Registrant and JPMorgan Chase, dated March 24, 2011, which supplements the Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[2]

		(iv)	Addendum, dated November 30, 2011, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011.[4]

		(v)	Amendment, effective March 1, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011.[5]

		(vi)	Amendment, effective September 10, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011.[5]

		(vii)	Amendment, effective December 14, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011.[5]

		(viii)	Amendment, effective April 29, 2013, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011.[6]

		(ix)	Amendment, effective September 16, 2013, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011.[6]

		(x)	Amendment, effective April 28, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011, attached hereto.

		(xi)	Amendment, effective September 15, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank dated March 24, 2011, attached hereto.

(h)	(1)	(i)	Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.[5]

		(ii)	Amendment, effective December 14, 2012, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.[5]

		(iii)	Amendment, effective August 29, 2013, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012. [6]

	(2)	(i)	Amended and Restated Sub-Administration and Fund Accounting Services Agreement between Curian Capital and Jackson Fund Services ("JFS") dated July 1, 2013.[6]

	(3)	(i)	Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC ("JNAM") dated March 22, 2011.[2]

		(ii)	Amendment, effective December 14, 2012, to the Transfer Agency Agreement between Registrant and JNAM dated March 22, 2011.[5]

		(iii)	Amendment, effective August 21, 2014, to the Transfer Agency Agreement between Registrant and JNAM dated March 22, 2011, attached hereto.

	(4)	(i)	Amended and Restated Expense Waiver Agreement between Registrant and Curian Capital dated September 7, 2011.[3]

	(5)	(i)	Fund Compliance Services Agreement between Registrant and JFS dated March 22, 2011.[2]

		(ii)	Amendment, effective December 14, 2012, to the Fund Compliance Services Agreement between Registrant and JFS dated March 22, 2011.[5]

(i)			Opinion and Consent of Counsel, attached hereto.

(j)			Consent of Auditors, attached hereto.

(k)			Not Applicable.

(l)	(1)		Initial Capital Agreement between Registrant and Curian Capital dated March 25, 2011.[2]

(m)			Not Applicable.

(n)			Not Applicable.

(o)			Not Applicable.

(p)	(1)		Code of Ethics for Registrant, Curian Capital, and Curian Clearing (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT), dated January 1, 2014.[6]

	(2)		Code of Ethics for PIMCO, dated March 2014, attached hereto.

	(3)		Code of Ethics for Wellington, dated August 2013.[6]

[1]
Incorporated by reference to Registrant's Pre-Effective registration statement on Form N-1A (333-170606; 811-22495) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on November 15, 2010.

[2]	Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on April 6, 2011.

[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on November 1, 2011.

[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed with the SEC on February 24, 2012.

[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed with the SEC on February 21, 2013.

[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A filed with the SEC on February 28, 2014.

Item 29. Persons controlled by or under Common Control with Registrant.

Curian Variable Series Trust
JNL Series Trust
JNL Variable Fund LLC
JNL Investors Series Trust
JNL Strategic Income Fund LLC
Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV

Item 30. Indemnification.

Article IV of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article IV, Section 4.3 of the Registrant's Agreement and Declaration of Trust provides the following:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

		(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

		(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 31. Business and Other Connections of the Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Curian Capital, LLC ("Curian Capital") contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs. Agostine, Bell, Contillo, Dellarco, Koors, O'Boyle, Oprins, Piszczek, Taylor, Wehrle, Wetzel; and Mses. Bennett, Buiter, Burke, Crosser, Gonzalez, and Rhee, contained in the section entitled "Trustees and Officers of the Trust" and the description of Curian Capital contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of Curian Capital:

NAME & ADDRESS	PRINCIPAL OCCUPATION

Christopher Baker 7601 Technology Way Denver, Colorado 80237	Vice President (11/19/2007 to present)

Steve P. Binioris 1 Corporate Way Lansing, Michigan 48951	Board of Managers (02/21/2014 to present)

Holly Burke 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (08/09/2010 to present)

Gregory Cicotte 7601 Technology Way Denver, Colorado 80237	Executive Vice President (08/12/2014to present)

Maura Collins 7601 Technology Way Denver, Colorado 80237	Senior Vice President and Chief Financial Officer (10/29/2010 to present)

Michael A. Costello 1 Corporate Way Lansing, Michigan 48951	Board of Managers (02/21/2014 to present)

Chris Cullen 7601 Technology Way Denver, Colorado 80237	Divisional Vice President (09/20/2014 to present)

Lisa Michele Curran 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (11/13/2014 to present)

Walt Czaicki 7601 Technology Way Denver, Colorado 80237	Senior Vice President and Chief Investment Officer (05/27/2014 to present)

Glen Dorsey 7601 Technology Way Denver, Colorado 80237	Vice President (03/01/2013 to present)

Peter J. Eisenrich 7601 Technology Way Denver, Colorado 80237	Vice President (3/30/2010 to present)

Shannon Garcia 7601 Technology Way Denver, Colorado 80237	Vice President (12/19/2008 to present)

James Gilmore 7601 Technology Way Denver, Colorado 80237	Vice President (11/04/2011 to present)

Robert Hajdu 1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Chief Administration Officer (08/12/2014 to present)

William Harding 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606	Vice President (02/13/2013 to present)

Thomas P. Hyatte 1 Corporate Way Lansing, Michigan 48951	Board of Managers (02/21/2014 to present)

Susanne Leisy 7601 Technology Way Denver, Colorado 80237	Vice President (05/01/2012 to present)

Peter Lourdel 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (01/01/2008 to present)

Kristine Lowry 7601 Technology Way Denver, Colorado 80237	Vice President and Controller (01/14/2013 to present)

Mark Mandich 7601 Technology Way Denver, Colorado 80237	President and Chief Executive Officer (08/12/2014 to present)

Thomas J. Meyer 1 Corporate Way Lansing, Michigan 48951	Board of Managers (11/1/2002 to present) Secretary (12/31/2003 to present)

Melissa Mrazek 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (04/19/2014 to present)

Pete Muckley 7601 Technology Way Denver, Colorado 80237	Vice President (1/1/2007 to present)

Ryan Murri 7601 Technology Way Denver, Colorado 80237	Vice President (11/13/2014 to present)

Mark D. Nerud 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606	Board of Managers (01/01/2011 to present)

Tim Parkinson 7601 Technology Way Denver, Colorado 80237	Divisional Vice President (09/07/2010 to present)

Clint Pekrul 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (01/04/2010 to present)

Mike Petko 7601 Technology Way Denver, Colorado 80237	Senior Vice President (08/27/2014 to present)

Laura L. Prieskorn 7601 Technology Way Denver, Colorado 80237	Board of Managers (11/27/2012 to present) Executive Vice President and Chief Operating Officer (11/14/2014 to present)

Tricia Rieple 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (02/04/2013 to present)

Kathryn Santoro 7601 Technology Way Denver, Colorado 80237	Vice President (02/07/2013 to present)

Mark Schoenbeck 7601 Technology Way Denver, Colorado 80237	Senior Vice President (01/10/2011 to present)

Jonathan Shiffer 7601 Technology Way Denver, Colorado 80237	Vice President (12/28/2013 to present)

John Smith 7601 Technology Way Denver, Colorado 80237	Vice President (02/12/2012 to present)

James R. Sopha 1 Corporate Way Lansing, Michigan 48951	Board of Managers (01/01/2011 to present)

Amy Tempkin 7601 Technology Way Denver, Colorado 80237	Vice President (05/07/2012 to present)

Marc Van Rijssen 7601 Technology Way Denver, Colorado 80237	Vice President (01/01/2013 to present)

Shaye Wade 7601 Technology Way Denver, Colorado 80237	Assistant Vice President (07/02/2012 to present)

Wes Wetherell 7601 Technology Way Denver, Colorado 80237	Senior Vice President and General Counsel (08/12/2014 to present) Assistant Secretary (11/20/2014 to present)

Daniel Wright 7601 Technology Way Denver, Colorado 80237	Senior Vice President and Chief Compliance Officer (12/03/2014 to present)

Pacific Investment Management Company LLC and Wellington Management Company, LLP; the sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information:

SUB-ADVISER/SUB-SUB-ADVISERS:	FILE NO.:

Pacific Investment Management Company LLC	801-48187
Wellington Management Company, LLP	801-15908

Item 32. Principal Underwriters.

(a)	Curian Clearing LLC acts as general distributor for the Registrant.

(b)	Directors and Officers of Curian Clearing LLC:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:

Steve P. Binioris 1 Corporate Way Lansing, Michigan 48951	Manager of Board of Managers

Michael A. Costello 1 Corporate Way Lansing, Michigan 48951	Manager of Board of Managers

Thomas P. Hyatte 1 Corporate Way Lansing, Michigan 48951	Manager of Board of Managers

Thomas J. Meyer 1 Corporate Way Lansing, Michigan 48951	Manager of Board of Managers and Secretary

Mark. D. Nerud 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606	Manager of Board of Managers

James R. Sopha 1 Corporate Way Lansing, Michigan 48951	Manager of Board of Managers

Laura L. Prieskorn 7601 Technology Way Denver, Colorado 80237	Manager of Board of Managers

Maura Collins 7601 Technology Way Denver, Colorado 80237	Senior Vice President and Chief Financial Officer

Robert Hajdu 1 Corporate Way Lansing, Michigan 48951	Senior Operations Professional

Gerry Gunderson 1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Co-General Counsel

Kristine Lowry 7601 Technology Way Denver, Colorado 80237	Vice President & Controller

James P. Miller 7601 Technology Way Denver, Colorado 80237	President, Chief Executive Officer, and Chief Operating Officer

Russell Morin 7601 Technology Way Denver, Colorado 80237	Assistant Vice President

Jeanine Starr 7601 Technology Way Denver, Colorado 80237	Vice President

Marc Van Rijssen 7601 Technology Way Denver, Colorado 80237	Vice President

Kathryn Santoro 7601 Technology Way Denver, Colorado 80237	Vice President

Wes Wetherell 7601 Technology Way Denver, Colorado 80237	Senior Vice President, General Counsel, and Assistant Secretary

Daniel Wright 7601 Technology Way Denver, Colorado 80237	Senior Vice President and Chief Compliance Officer

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant, 7601 Technology Way, Denver, Colorado 80237, and the following locations:

Office of the Sub-Administrator at 1 Corporate Way, Lansing, Michigan 48951
Office of the Sub-Administrator at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017
Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660
Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

The Registrant shall undertake to file an amendment to this Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and the State of Colorado on the 27th day of February, 2015.

CURIAN SERIES TRUST

/s/ Mark D. Nerud by Diana R. Gonazlez *
Mark D. Nerud
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities and on the date indicated.

/s/ David W. Agostine by Diana R. Gonazlez *	February 27, 2015
David W. Agostine
Trustee

/s/ Gregory P. Contillo by Diana R. Gonazlez *	February 27, 2015
Gregory P. Contillo
Trustee

/s/ Daniel W. Koors by Diana R. Gonazlez *	February 27, 2015
Daniel W. Koors
Treasurer and Chief Financial Officer

/s/ Dylan E. Taylor by Diana R. Gonazlez *	February 27, 2015
Dylan E. Taylor
Trustee

/s/ Mark S. Wehrle by Diana R. Gonazlez *	February 27, 2015
Mark S. Wehrle
Trustee

/s/ Scot T. Wetzel by Diana R. Gonazlez *	February 27, 2015
Scot T. Wetzel
Trustee

* By Diana R. Gonzalez, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of CURIAN SERIES TRUST (333-170606), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of Curian Series Trust, hereby constitute and appoint Susan S. Rhee, Diana R. Gonzalez, and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ David W. Agostine	January 8, 2015
David W. Agostine
Trustee

/s/ Gregory P. Contillo	January 8, 2015
Gregory P. Contillo
Trustee

/s/ Dylan E. Taylor	January 8, 2015
Dylan E. Taylor
Trustee

/s/ Mark S. Wehrle	January 8, 2015
Mark S. Wehrle
Trustee

/s/ Scot T. Wetzel	January 8, 2015
Scot T. Wetzel
Trustee

/s/ Daniel W. Koors	January 8, 2015
Daniel W. Koors
Treasurer and Chief Financial Officer

/s/ Mark D. Nerud	January 8, 2015
Mark D. Nerud
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT LIST

Exhibit Number 28			Exhibit Description

(d)	(2)	(iv)	Amendment, effective August 21, 2014, to Investment Sub-Advisory Agreement between Curian Capital and PIMCO dated July 1, 2011, attached hereto as EX99.28(d)(2)(iv).

	(3)	(iv)	Amendment, effective August 21, 2014, to Investment Sub-Advisory Agreement between Curian Capital and Wellington dated July 1, 2011, attached hereto as EX99.28(d)(3)(iv).

		(v)	Amendment, effective January 1, 2015, to Investment Sub-Advisory Agreement between Curian Capital and Wellington dated July 1, 2011, attached hereto as EX99.28(d)(3)(v).

(g)	(1)	(x)	Amendment, effective April 28, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank N.A. dated March 24, 2011, attached hereto as EX99.28(g)(1)(x).

		(xi)	Amendment, effective September 15, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase Bank N.A. dated March 24, 2011, attached hereto as EX99.28(g)(1)(xi).

(h)	(3)	(iii)	Amendment, effective August 21, 2014, to the Transfer Agency Agreement between Registrant and JNAM dated March 22, 2011, attached hereto as EX99.28(h)(3)(iii).

(i)			Opinion and Consent of Counsel, attached hereto as EX99.28(i).

(j)			Consent of Auditors, attached hereto as EX99.28(j).

(p)	(2)		Code of Ethics for PIMCO, dated March 2014, attached hereto as EX99.28(p)(2).